[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Short-Term Treasury
Intermediate-Term Treasury
Long-Term Treasury


March 31, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     Economic and financial market conditions have changed dramatically since our last annual report to you. A year ago, a booming economy, inflation fears, and rising interest rates had created a difficult environment for U.S. bonds.

     By contrast, conditions became almost ideal for investment-grade bonds during the year ended March 31, 2001. Higher interest rates a year ago slowed the economy dramatically, particularly the technology and manufacturing sectors. Bonds rallied strongly as stock prices and interest rates fell.

     The rally boosted American Century's Short-, Intermediate-, and Long-Term Treasury funds to fiscal year total returns that were significantly above their historical averages (see pages 4, 8, and 12). The funds' investment team reviews economic and market conditions as well as strategy and performance beginning on page 3.

     The sudden change in the financial climate also reminded investors about the value of diversification. Risk reduction was easy to ignore during the extended stock rally from 1995 to 2000 but last year reminded everyone that downturns still occur. Investors who are sensitive to overall portfolio volatility should keep some fixed-income securities in their portfolios to absorb the shocks that changing economic conditions can bring.

     Turning to corporate matters, we're proud to announce that for the second consecutive year, American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. The Seal recognizes communications excellence in the industry.

     What's more, American Century made Fortune Magazine's list of the "100 Best Companies to Work for in America" for the second year in a row. This is important for us because we think it demonstrates our commitment to attract and retain the best people to serve our shareholders. We believe that ultimately our success, and that of our investors, is based on the quality of our "intellectual capital"--the collective wisdom of our investment and service professionals.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
SHORT-TERM TREASURY
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Types of Investments ...................................................    6
   Schedule of Investments ................................................    7
INTERMEDIATE-TERM TREASURY
   Performance Information ................................................    8
   Management Q&A .........................................................    9
   Portfolio at a Glance ..................................................    9
   Types of Investments ...................................................   10
   Schedule of Investments ................................................   11
LONG-TERM TREASURY
   Performance Information ................................................   12
   Management Q&A .........................................................   13
   Portfolio at a Glance ..................................................   13
   Types of Investments ...................................................   14
   Schedule of Investments ................................................   15
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   16
   Statement of Operations ................................................   17
   Statement of Changes
      in Net Assets .......................................................   18
   Notes to Financial
      Statements ..........................................................   19
   Financial Highlights ...................................................   22
   Report of Independent
      Accountants .........................................................   28
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   29
   Background Information
      Investment Philosophy
         and Policies .....................................................   30
      Comparative Indices .................................................   30
      Lipper Rankings .....................................................   30
      Investment Team
         Leaders ..........................................................   30
   Glossary ...............................................................   31


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Weakening economic conditions, falling interest rates, and a declining stock market created almost ideal conditions for investment-grade U.S. bonds during the year ended March 31, 2001.

* Total returns for traditional Treasury securities in the one- to 30-year spectrum ranged from about 8-13%, with the biggest returns posted by intermediate-term Treasurys.

* The investment environment changed dramatically during the period. We went from an aggressive interest rate hike by the Federal Reserve in May 2000 to aggressive cuts in the first quarter of 2001.

* The Treasury yield curve "disinverted" and its slope steepened. Short-term Treasury yields fell in anticipation of further interest rate cuts, while longer-term Treasury yields rose based on expectations of stronger future economic growth.

SHORT-TERM TREASURY

* Boosted by nearly ideal bond market conditions, Short-Term Treasury, its benchmark, and its peer group performed well (see page 4).

* Because we generally keep duration short of the peer group average, Short-Term Treasury tends to underperform its peers when the bond market rallies.

* We increased duration modestly in the first quarter of 2001, as the Federal Reserve aggressively cut short-term interest rates and stock prices hit their lowest levels since 1998.

* To accomplish that shift, we bought Treasurys with three- to five-year maturities using cash inflows and the proceeds from selling some of our agency bonds.

INTERMEDIATE-TERM TREASURY

* Intermediate-Term Treasury performed very well, rewarding investors with a strong return that also outpaced the fund's Lipper category average (see page 8).

* While the bond rally was in full swing, we began selling our shortest-term Treasurys and used the proceeds to pick up three- to five-year Treasurys, which looked more attractive.

* Strategically adjusting the portfolio's exposure to government agency bonds also helped boost the fund's yield and return.

* Intermediate-Term Treasury appears well positioned for the current environment, so we don't anticipate making any major changes for now.

LONG-TERM TREASURY

* Long-Term Treasury achieved its highest fiscal year total return since 1998 and beat its peer group average (see page 12).

* Finishing ahead of the Lipper category average was a notable achievement because the fund had a significant handicap--the Lipper category includes funds with much shorter maturities.

* Long-Term Treasury generated a higher yield than its peers, resulting from a combination of the portfolio's longer maturity and lower expenses.

* Though the portfolio's Treasury inflation-indexed securities (TIIS) fell in and out of favor during 2000, they came on quite strong in 2001 as inflation ticked steadily higher.

[left margin]

                  SHORT-TERM TREASURY(1)
                          (BSTAX)
       TOTAL RETURNS:               AS OF 3/31/01
          6 Months                          5.20%(2)
          1 Year                            9.06%
       30-DAY SEC YIELD:                    4.01%
       INCEPTION DATE:                     9/8/92

       NET ASSETS:                  $78.9 million(3)

                INTERMEDIATE-TERM TREASURY(1)
                          (CPTNX)
       TOTAL RETURNS:               AS OF 3/31/01
          6 Months                          8.13%(2)
          1 Year                           13.17%
       30-DAY SEC YIELD:                    4.34%
       INCEPTION DATE:                    5/16/80
       NET ASSETS:                 $401.2 million(3)

                   LONG-TERM TREASURY(1)
                          (BLAGX)
       TOTAL RETURNS:               AS OF 3/31/01
          6 Months                          7.91%(2)
          1 Year                           11.86%
       30-DAY SEC YIELD:                    5.05%
       INCEPTION DATE:                     9/8/92
       NET ASSETS:                 $127.2 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 4, 8, and 12.
Investment terms are defined in the Glossary on pages 31-32.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE OVERVIEW

     Weakening economic conditions, falling interest rates, and a declining stock market created almost ideal conditions for investment-grade U.S. bonds during the year ended March 31, 2001. Total returns for traditional benchmark Treasury securities in the one- to 30-year spectrum ranged from about 8-13%, with the peak returns posted by intermediate-term Treasurys (see the Treasury Index Returns table at right). By comparison, the U.S. stock market, represented by the Wilshire 5000 index, lost about a quarter of its value, falling 24.76%.

CONDITIONS CHANGED DRAMATICALLY

     The investment environment changed dramatically during the period. In April 2000, the Federal Reserve was still concerned about unsustainably strong economic growth and the resulting inflation threat. To cool the economy, the Fed continued to raise short-term interest rates through May 2000.

     But by the second half of 2000, it became clear that a sharp economic slowdown was underway, and the focus of concern shifted from inflation to recession in a matter of weeks. By the fourth quarter of 2000, the annualized rate of economic growth had slumped to just 1.0% after racing ahead at a 5.6% annual rate as recently as the second quarter of 2000.

     As the economy slumped (accompanied by corporate profit warnings and sharp declines in the U.S. stock market), investors began to anticipate that the Fed would cut interest rates in 2001 to halt the economy's decline. The deteriorating financial health of corporate debt issuers and falling stock prices also triggered strong demand for Treasury securities.

THE FED CUT RATES, THE YIELD  CURVE STEEPENED

     Rate cut expectations were met in the first quarter of 2001 when the Fed aggressively cut short-term interest rates three times within 90 days. Anticipation of further cuts and the possibility of an economic rebound later in the year caused the Treasury yield curve to revert to a more normal shape, with short-term yields significantly lower than long-term yields (see the accompanying graph). The yield curve had "inverted" a year earlier when the Fed's interest rate increases boosted short-term yields, and budget surpluses and Treasury buybacks caused long-term yields to fall.

     The recent "disinversion" and steepening of the yield curve illustrate why long-term Treasurys underperformed other Treasury sectors. Though their yields fell overall for the period, they didn't fall as much; rising long-term yields in the first quarter of 2001 caused long-term Treasurys to give back some of their gains from 2000. The Fed's rate cuts reignited longer-term inflation concerns that caused long Treasury yields to rise.

[right margin]

"WEAKENING ECONOMIC CONDITIONS, FALLING INTEREST RATES, AND A DECLINING STOCK MARKET CREATED ALMOST IDEAL CONDITIONS FOR INVESTMENT-GRADE U.S. BONDS."

TREASURY INDEX RETURNS
FOR THE YEAR ENDED MARCH 31, 2001

SALOMON BROTHERS 1- TO 3-YEAR
   TREASURY INDEX                  9.63%
SALOMON BROTHERS 3- TO 10-YEAR
   TREASURY INDEX                 13.58%
SALOMON BROTHERS LONG-TERM
   TREASURY INDEX                 12.82%

Source: Russell/Mellon Analytical Services and Bloomberg Financial Markets

[line graph - data below]

"DISINVERTING" TREASURY YIELD CURVE

Years to
Maturity       3/31/00          3/31/01
1               6.10%            4.12%
2               6.48%            4.18%
3               6.42%            4.31%
4               6.37%            4.44%
5               6.32%            4.56%
6               6.25%            4.64%
7               6.19%            4.71%
8               6.13%            4.78%
9               6.07%            4.85%
10              6.01%            4.92%
11              6.00%            4.95%
12              5.99%            4.98%
13              5.98%            5.01%
14              5.97%            5.04%
15              5.96%            5.07%
16              5.95%            5.10%
17              5.94%            5.13%
18              5.93%            5.16%
19              5.92%            5.19%
20              5.91%            5.22%
21              5.90%            5.25%
22              5.89%            5.28%
23              5.88%            5.30%
24              5.87%            5.32%
25              5.86%            5.34%
26              5.85%            5.36%
27              5.84%            5.38%
28              5.83%            5.40%
29              5.83%            5.42%
30              5.83%            5.44%

Source: Bloomberg Financial Markets


                                                 www.americancentury.com      3


Short-Term Treasury--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                             INVESTOR CLASS (INCEPTION 9/8/92)                   ADVISOR CLASS (INCEPTION 10/6/97)
             SHORT-TERM   SALOMON 1- TO 3-YR.    SHORT U.S. TREASURY FUNDS(2)    SHORT-TERM   SALOMON 1- TO 3-YR.
              TREASURY      TREASURY INDEX     AVERAGE RETURN   FUND'S RANKING    TREASURY      TREASURY INDEX
========================================================================================================================
6 MONTHS(1)     5.20%           5.56%              5.42%             --             5.07%            5.56%
1 YEAR          9.06%           9.63%              9.30%        13 OUT OF 24        8.79%            9.63%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         5.81%           6.45%              5.91%        12 OUT OF 22        5.55%            6.45%
5 YEARS         5.79%           6.43%              5.90%        10 OUT OF 17         --               --
LIFE OF FUND    5.18%           5.84%(3)           5.31%(4)      4 OUT OF 7(4)      5.51%            6.44%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 8/31/92, the date nearest the class's inception for which data are available.

(4) Since 9/10/92, the date nearest the class's inception for which data are available.

(5) Index data since 9/30/97, the date nearest the class's inception for which data are available.

See pages 29-31 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 3/31/01
Salomon 1- to 3-Year
   Treasury Index                 $15,519
Short-Term Treasury               $15,413

                     Short-Term          Salomon 1- to 3-Year
                      Treasury              Treasury Index
DATE                   VALUE                    VALUE
9/8/1992              $10,000                  $10,000
12/31/1992            $10,023                  $10,117
3/31/1993             $10,279                  $10,333
6/30/1993             $10,388                  $10,449
9/30/1993             $10,512                  $10,597
12/31/1993            $10,557                  $10,662
3/31/1994             $10,500                  $10,609
6/30/1994             $10,498                  $10,613
9/30/1994             $10,585                  $10,715
12/31/1994            $10,574                  $10,718
3/31/1995             $10,906                  $11,070
6/30/1995             $11,222                  $11,419
9/30/1995             $11,369                  $11,584
12/31/1995            $11,625                  $11,870
3/31/1996             $11,638                  $11,919
6/30/1996             $11,725                  $12,042
9/30/1996             $11,898                  $12,241
12/31/1996            $12,103                  $12,470
3/31/1997             $12,176                  $12,555
6/30/1997             $12,419                  $12,828
9/30/1997             $12,643                  $13,079
12/31/1997            $12,843                  $13,300
3/31/1998             $13,015                  $13,493
6/30/1998             $13,201                  $13,700
9/30/1998             $13,588                  $14,122
12/31/1998            $13,669                  $14,228
3/31/1999             $13,743                  $14,315
6/30/1999             $13,747                  $14,397
9/30/1999             $13,909                  $14,580
12/31/1999            $13,976                  $14,661
3/31/2000             $14,135                  $14,845
6/30/2000             $14,363                  $15,100
9/30/2000             $14,653                  $14,970
12/31/2000            $15,038                  $15,246
3/31/2001             $15,413                  $15,519

$10,000 investment made 9/8/92*

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Salomon 1- to 3-Year Treasury Index is provided for comparison in each graph. Short-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the index does not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)

                     Short-Term          Salomon 1- to 3-Year
                      Treasury              Treasury Index
DATE                   RETURN                  RETURN
3/31/1993*              2.77%                   3.33%
3/31/1994               2.16%                   2.67%
3/31/1995               3.85%                   4.35%
3/31/1996               6.71%                   7.66%
3/31/1997               4.62%                   5.34%
3/31/1998               6.89%                   7.47%
3/31/1999               5.60%                   6.10%
3/31/2000               2.86%                   3.70%
3/31/2001               9.06%                   9.63%

* Fund data from 9/8/92, the class's inception date. Index data from 8/31/92, the date nearest the class's inception for which data are available.


4      1-800-345-2021


Short-Term Treasury--Q&A
--------------------------------------------------------------------------------
[photo of Jeremy Fletcher]

     An interview with Jeremy Fletcher, a portfolio manager on the Short-Term Treasury fund investment team. Jeremy, who joined American Century's government bond team in 1997, replaced Bob Gahagan, who now concentrates his efforts on the Intermediate-Term Treasury and other funds.

HOW DID THE FUND PERFORM FOR THE YEAR ENDED MARCH 31, 2001?

     Boosted by nearly ideal bond market conditions, Short-Term Treasury and its peer group (24 "Short U.S. Treasury Funds" tracked by Lipper Inc.) performed well. The fund returned 9.06% and the average return of the Lipper category was 9.30%.* Short-Term Treasury's benchmark--the Salomon Brothers 1- to 3-Year Treasury Index--gained 9.63%. (See the previous page for other performance comparisons.)

WHAT CAUSED THE DIFFERENCE BETWEEN THE FUND'S RETURN AND THE LIPPER CATEGORY AVERAGE?

     We positioned the portfolio more conservatively than many funds in the peer group, which held the fund back when the bond market rallied. We generally keep the fund's duration (a key measure of sensitivity to interest rate changes) inside of two years.

     Duration can help investors approximate the percentage change in the share price of a bond portfolio when rates change. The longer a fund's duration, the more its price will move when rates change. Conversely, a shorter duration means the share price fluctuates less when rates change. We prefer less share price movement for this fund and choose instead to focus on the yield, where much of the return in this sector comes from.

SO YOUR DURATION POSITION WAS PART OF YOUR USUAL FUND STRATEGY?

     That's right. We manage Short-Term Treasury to deliver a pure play on the short end of the government bond market. Because we generally keep duration short of the peer group average, Short-Term Treasury tends to outperform when the bond market sells off (rates rise, prices fall) but underperform when the market rallies (rates fall, prices rise). The latter was generally the case during the fund's fiscal year, especially over the last six months.

     In the first quarter of 2001, with the Federal Reserve aggressively cutting short-term interest rates and stock prices hitting their lowest levels since 1998, we increased duration to a more neutral position relative to the benchmark. We believed those extremely bullish conditions for short-term government bonds reduced the downside risk of adding duration.

WHAT SECURITIES HELPED YOU INCREASE DURATION?

     Three- to five-year Treasurys contributed the most. We believed Treasurys in that maturity range offered the best relative values. They also added duration to the portfolio because they're on the longer side of the fund's investment maturity spectrum.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

"WE PREFER LESS SHARE PRICE MOVEMENT FOR THIS FUND AND CHOOSE INSTEAD TO FOCUS ON THE YIELD."

PORTFOLIO AT A GLANCE
                               3/31/01       3/31/00
NUMBER OF SECURITIES             20            8
WEIGHTED AVERAGE
   MATURITY                    1.8 YRS      1.6 YRS
AVERAGE DURATION               1.6 YRS      1.3 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)              0.51%        0.51%

YIELDS AS OF MARCH 31, 2001
                              INVESTOR       ADVISOR
                                CLASS         CLASS
30-DAY SEC YIELD                4.01%         3.71%

Investment terms are defined in the Glossary on pages 31-32.


                                                 www.americancentury.com      5


Short-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     The proceeds to buy the Treasurys came from two main sources. Significant cash inflows were the first source. We received roughly $18 million in additional investments during the first quarter of this year, increasing net assets to about $79 million by the end of March.

WHERE DID THE REST OF THE CASH  COME FROM?

     It came mainly from the sale of some of our government agency bonds. Agency bonds, issued by government-backed entities such as Fannie Mae and Freddie Mac, tend to offer slightly higher yields than Treasurys with similar maturities. So agency bonds can provide an attractive yield and return boost for the fund.

     Toward year-end, we noticed that agency bonds were trading at what appeared to be lower prices and higher yields than seemed merited. We're always on the lookout for such value opportunities, so we increased the portfolio's agency bond exposure to around 23% by the end of December.

DID THAT STRATEGY PAY OFF?

     Yes it did. During the first quarter of this year, the market began to recognize that short-term agency bonds were a relative bargain, and investors started snapping them up pretty quickly, just as we'd hoped they would. In fact, we thought the rally overextended itself and some bonds ended up valued higher than they were probably worth.

     So we sold some of our three-year and longer agency bonds, reducing the portfolio's agency holdings to around 10% by the end of January. Since then, we've selectively added some agencys--generally ones with maturities inside of three years--so the portfolio's exposure has drifted slightly higher.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR U.S. INTEREST RATES AND BONDS?

     Since bond yields have fallen substantially since the beginning of 2000, and additional Fed rate cuts are already priced into current yield levels, we think it's going to be difficult for all but the shortest-term Treasury yields to fall further. We think that's true even if the Fed continues to cut rates, as we expect it will. Another barrier to lower yields is the annual inflation rate, which has stubbornly remained near 3.5% and could go higher.

     But the most significant influence on short-term Treasury yields in the coming months will continue to be Federal Reserve interest rate policy.

     In light of corporate weakness domestically and growing economic weakness abroad, we believe that the Fed will likely cut short-term interest rates again soon to further stimulate growth.

     However, we don't think the economy is as weak as some analysts portray it. We believe we'll see a "growth recession"--a period of low but positive economic growth.

WITH THAT IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     Pretty much steady as she goes for now. That means that we plan to keep duration relatively neutral compared with the benchmark. To achieve that positioning, we expect to continue favoring three- to five-year Treasurys, which we think still offer attractive relative values. We also expect to maintain the portfolio's current government agency exposure, which should help to provide some additional yield.

[left margin]

"WE ALSO EXPECT TO MAINTAIN THE PORTFOLIO'S CURRENT GOVERNMENT AGENCY EXPOSURE, WHICH SHOULD HELP TO PROVIDE SOME ADDITIONAL YIELD."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                               AS OF MARCH 31, 2001
TREASURY NOTES AND BONDS                82%
AGENCY NOTES                            15%
TEMPORARY CASH INVESTMENTS               3%

                             AS OF SEPTEMBER 30, 2000
TREASURY NOTES AND BONDS                67%
AGENCY NOTES                            24%
TREASURY INFLATION-INDEXED
   NOTES                                 8%
TEMPORARY CASH INVESTMENTS               1%

Investment terms are defined in the Glossary on pages 31-32.


6      1-800-345-2021


Short-Term Treasury--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 82.2%
               $5,000,000  U.S. Treasury Bonds, 10.75%,
                              5/15/03                                $ 5,645,900
                1,800,000  U.S. Treasury Bonds, 11.125%,
                              8/15/03                                  2,071,969
                3,200,000  U.S. Treasury Notes, 8.00%,
                              5/15/01                                  3,213,376
                3,500,000  U.S. Treasury Notes, 6.50%,
                              8/31/01                                  3,530,961
                2,100,000  U.S. Treasury Notes, 6.50%,
                              2/28/02                                  2,143,657
                5,500,000  U.S. Treasury Notes, 6.625%,
                              3/31/02                                  5,632,138
                3,500,000  U.S. Treasury Notes, 6.625%,
                              5/31/02                                  3,597,801
                4,100,000  U.S. Treasury Notes, 6.25%,
                              8/31/02                                  4,215,891
                3,300,000  U.S. Treasury Notes, 5.875%,
                              9/30/02                                  3,381,424
                5,000,000  U.S. Treasury Notes, 5.50%,
                              1/31/03                                  5,109,345
                5,000,000  U.S. Treasury Notes, 6.25%,
                              2/15/03                                  5,178,380
                9,900,000  U.S. Treasury Notes, 5.75%,
                              8/15/03                                 10,225,323
                2,700,000  U.S. Treasury Notes, 4.25%,
                              11/15/03                                 2,693,990
                4,800,000  U.S. Treasury Notes, 5.25%,
                              5/15/04                                  4,914,283
                2,000,000  U.S. Treasury Notes, 6.75%,
                              5/15/05                                  2,162,464
                                                                     -----------
TOTAL U.S. TREASURY SECURITIES                                        63,716,902
                                                                     -----------
  (Cost $62,718,609)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 15.0%
               $1,500,000  FHLB, 6.00%, 11/15/01                     $ 1,513,946
                2,800,000  FHLB, 6.25%, 11/15/02                       2,872,929
                2,000,000  FHLB, 5.125%, 1/13/03                       2,018,300
                5,000,000  FHLMC, 7.00%, 2/15/03                       5,213,199
                                                                     -----------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                     11,618,374
                                                                     -----------
   (Cost $11,419,143)

TEMPORARY CASH INVESTMENTS -- 2.8%
                2,200,000  SLMA Discount Notes, 5.13%,
                              4/2/01(1)                                2,200,000
                                                                     -----------
   (Cost $2,199,688)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $77,535,276
                                                                     ===========
   (Cost $76,337,440)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

SLMA = Student Loan Marketing Association

(1) Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements                www.americancentury.com      7


Intermediate-Term Treasury--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                                INVESTOR CLASS (INCEPTION 5/16/80)                    ADVISOR CLASS (INCEPTION 10/9/97)
                                 SALOMON                                                                    SALOMON
          INTERMEDIATE-TERM   3- TO 10-YEAR    INTERMEDIATE U.S. TREASURY FUNDS(2)   INTERMEDIATE-TERM   3- TO 10- YEAR
              TREASURY        TREASURY INDEX    AVERAGE RETURN   FUND'S RANKING          TREASURY        TREASURY INDEX
========================================================================================================================
6 MONTHS(1)     8.13%             8.34%             7.85%              --                  8.00%              8.34%
1 YEAR         13.17%            13.58%            12.52%          3 OUT OF 10            12.89%             13.58%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         6.82%             7.43%             6.48%          3 OUT OF 9              6.55%              7.43%
5 YEARS         7.08%             7.62%             6.93%          3 OUT OF 6               --                 --
10 YEARS        7.11%             7.62%             7.09%          3 OUT OF 4               --                 --
LIFE OF FUND    8.52%             9.47%(3)          8.55%(3)       1 OUT OF 1(3)           6.80%             7.69%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 5/31/80, the date nearest the class's inception for which data are available.

(4) Index data since 9/30/97, the date nearest the class's inception for which data are available.

See pages 29-31 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 3/31/01
Salomon 3- to 10-Year
   Treasury Index                 $20,848
Intermediate-Term Treasury        $19,878

                  Intermediate-Term      Salomon 3- to 10-Year
                      Treasury              Treasury Index
DATE                   VALUE                    VALUE
3/31/1991             $10,000                  $10,000
3/31/1992             $10,992                  $11,049
3/31/1993             $12,350                  $12,391
3/31/1994             $12,577                  $12,682
3/31/1995             $13,022                  $13,229
3/31/1996             $14,118                  $14,443
3/31/1997             $14,690                  $15,074
3/31/1998             $16,312                  $16,815
3/31/1999             $17,305                  $18,009
3/31/2000             $17,567                  $18,356
3/31/2001             $19,878                  $20,848

$10,000 investment made 3/31/91

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Salomon 3- to 10-Year Treasury Index is provided for comparison in each graph. Intermediate-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED MARCH 31)

                  Intermediate-Term      Salomon 3- to 10-Year
                      Treasury              Treasury Index
DATE                   RETURN                  RETURN
3/31/1992               9.92%                  10.49%
3/31/1993              12.35%                  12.15%
3/31/1994               1.84%                   2.32%
3/31/1995               3.54%                   4.30%
3/31/1996               8.42%                   9.18%
3/31/1997               4.05%                   4.37%
3/31/1998              11.04%                  11.55%
3/31/1999               6.09%                   7.10%
3/31/2000               1.51%                   1.93%
3/31/2001              13.17%                  13.58%


8      1-800-345-2021


Intermediate-Term Treasury--Q&A
--------------------------------------------------------------------------------
[photo of Bob Gahagan]

     An interview with Bob Gahagan, a portfolio manager on the Intermediate-Term Treasury fund investment team.

HOW DID THE FUND PERFORM DURING THE YEAR ENDED MARCH 31, 2001?

     Intermediate-Term Treasury performed very well, rewarding investors with a strong return that also outpaced the fund's Lipper category average. The fund returned 13.17%, compared with the 12.52% average return of the 10 "Intermediate U.S. Treasury Funds" tracked by Lipper Inc.* The portfolio's benchmark, the Salomon Brothers 3- to 10-Year Treasury Index, returned 13.58%. (See the previous page for other performance comparisons.)

WHY DID INTERMEDIATE-TERM TREASURY PERFORM SO WELL?

     There were a few key reasons: our bond maturity choices, our sector shifts, and how we managed the fund's interest rate sensitivity.

LET'S ADDRESS THOSE POINTS ONE AT A  TIME. WHAT MADE YOUR BOND MATURITY PICKS
WORK?

     We were basically in the right places at the right times. During the fourth quarter of last year, Treasurys with maturities less than three years were a mainstay of the portfolio. They appeared poised to outperform intermediate- and longer-term maturities if economic growth slowed further and interest rates fell.

     That scenario began to play out toward the end of last year. So while the bond rally was in full swing and short-term yields were falling the fastest, we began selling into that strength. We used the proceeds to pick up three- to five-year Treasurys because they seemed like relatively better values.

     In contrast, we generally kept our government agency bond exposure in the three- to five-year maturity area throughout the last six months. We thought those securities offered more value than shorter- or longer-term agencys.

WHAT ABOUT YOUR SECTOR SHIFTS--WHAT STRATEGIES DID YOU EMPLOY?

     We adjusted the portfolio's mix of Treasurys and agencys as opportunities arose, boosting the fund's yield and return. For example, government agency bonds represented roughly 25% of the portfolio in early December. With Treasurys rallying so sharply, we felt that agencys were undervalued and had definite yield advantages compared with Treasurys with similar maturities.

     During the first quarter of 2001, other investors saw that value and snapped up agency bonds, just as we'd hoped they would. In fact, we thought that some of the bonds became overbought and overvalued during the rally.

     As a result, we sold into that strength, reducing the portfolio's agency holdings to just 5% by the end of January. We've kept fairly close to that level since.

[right margin]

"INTERMEDIATE-TERM TREASURY PERFORMED VERY WELL, REWARDING INVESTORS WITH A STRONG RETURN THAT ALSO OUTPACED THE FUND'S LIPPER CATEGORY AVERAGE."

PORTFOLIO AT A GLANCE
                               3/31/01      3/31/00
NUMBER OF SECURITIES             20           18
WEIGHTED AVERAGE
   MATURITY                    6.2 YRS      6.3 YRS
AVERAGE DURATION               5.0 YRS      4.7 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)              0.51%        0.51%

YIELDS AS OF MARCH 31, 2001
                              INVESTOR      ADVISOR
                                CLASS        CLASS
30-DAY SEC YIELD                4.34%        4.09%

Investment terms are defined in the Glossary on pages 31-32.

* All fund returns and yields referenced in this interview are for Investor Class shares.


                                                 www.americancentury.com      9


Intermediate-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

AND WHAT ABOUT YOUR MANAGEMENT OF THE PORTFOLIO'S INTEREST RATE SENSITIVITY (DURATION)?

     Intermediate-Term Treasury benefited from a slightly long duration during the first quarter. The longer a fund's duration, the more its price will move when rates change. As interest rates fell and bond prices generally rose, the rally boosted the fund's returns.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR  INTEREST RATES AND BONDS?

     As we entered the second quarter of 2001, the Federal Reserve appeared to have faith in the resiliency of consumers and the U.S. economy, but doubts about corporate health and the well-being of the global economy. So we think the Fed will cut short-term interest rates again before the end of June.

     But even if the Fed cuts rates, we think it will be difficult for all but the shortest-term Treasury yields to fall much further. Bond yields have fallen far and fast in the past year, and additional Fed rate cuts have already been priced into the market.

SO WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     We don't anticipate making any further adjustments for market conditions for now.

BUT YOU'RE PLANNING OTHER CHANGES--PLEASE EXPLAIN THE PROSPECTUS SUPPLEMENT INCLUDED WITH THIS REPORT.

     The supplement updates the fund's prospectus to reflect two changes:

     First, effective August 1, 2001, we will remove all restrictions on the fund's weighted average maturity--the fund can invest in the full spectrum of U.S. Treasury securities, across all maturities.

     Second, reflecting the average maturity change, the fund will be renamed "American Century Treasury," effective August 1, 2001.

HOW WILL THIS AFFECT YOUR INVESTMENT STRATEGY?

     It will give us more flexibility, but investors aren't likely to notice big differences in fund strategy or performance. Optimal Treasury yields and returns relative to risk (price volatility) still tend to be found in the intermediate-term maturity area (3-10 years). The changes just free us to look for the best relative values, yields, and appreciation potential throughout the Treasury market. We'll still use the same disciplined investment approach, but now we can apply it more broadly.

WHAT ARE OTHER REASONS FOR MAKING  THESE CHANGES?

     The most important is to help make choosing a Treasury fund easier for investors. People who know they want the high quality and portfolio diversification potential of Treasury securities but aren't sure what maturity to choose will be able to invest in a "core" Treasury fund where we make the maturity decisions for them, based on where we see the best investment opportunities.

[left margin]

"WE ADJUSTED THE PORTFOLIO'S MIX OF TREASURY AND AGENCY BONDS AS OPPORTUNITES AROSE, BOOSTING THE FUND'S YIELD AND RETURN."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                               AS OF MARCH 31, 2001
TREASURY NOTES AND BONDS                95%
AGENCY NOTES                             4%
TEMPORARY CASH INVESTMENTS               1%

                             AS OF SEPTEMBER 30, 2000
TREASURY NOTES AND BONDS                77%
AGENCY NOTES                            17%
TREASURY INFLATION-INDEXED
NOTES                                    5%
TEMPORARY CASH INVESTMENTS               1%

Investment terms are defined in the Glossary on pages 31-32.


10      1-800-345-2021


Intermediate-Term Treasury--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001

Principal Amount                                                      Value
-------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 95.6%
              $10,000,000  U.S. Treasury Bonds, 11.25%,
                              2/15/15                               $ 15,667,192
                7,000,000  U.S. Treasury Notes, 4.25%,
                              11/15/03                                 6,984,418
               16,000,000  U.S. Treasury Notes, 7.25%,
                              5/15/04                                 17,291,936
               17,000,000  U.S. Treasury Notes, 6.00%,
                              8/15/04                                 17,802,077
                4,500,000  U.S. Treasury Notes, 5.875%,
                              11/15/04                                 4,701,056
               36,400,000  U.S. Treasury Notes, 7.50%,
                              2/15/05                                 40,170,749
               39,800,000  U.S. Treasury Notes, 6.50%,
                              8/15/05                                 42,783,289
               15,800,000  U.S. Treasury Notes, 5.875%,
                              11/15/05                                16,629,152
               13,200,000  U.S. Treasury Notes, 6.875%,
                              5/15/06                                 14,527,273
               17,000,000  U.S. Treasury Notes, 7.00%,
                              7/15/06                                 18,824,253
               20,000,000  U.S. Treasury Notes, 6.125%,
                              8/15/07                                 21,420,320
               23,000,000  U.S. Treasury Notes, 5.50%,
                              2/15/08                                 23,861,511
               20,000,000  U.S. Treasury Notes, 5.625%,
                              5/15/08                                 20,887,580
               17,300,000  U.S. Treasury Notes, 4.75%,
                              11/15/08                                17,108,091
               32,600,000  U.S. Treasury Notes, 5.50%,
                              5/15/09                                 33,768,221

Principal Amount                                                      Value
-------------------------------------------------------------------------------

              $24,000,000  U.S. Treasury Notes, 6.00%,
                              8/15/09                               $ 25,645,320
               24,000,000  U.S. Treasury Notes, 6.50%,
                              2/15/10                                 26,528,712
               15,000,000  U.S. Treasury Notes, 5.00%,
                              2/15/11                                 15,086,730
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                       379,687,880
                                                                    ------------
   (Cost $362,389,545)

U.S. GOVERNMENT AGENCY SECURITIES -- 3.6%
               13,600,000  FHLB, 6.875%, 8/15/05                      14,486,298
                                                                    ------------
   (Cost $13,737,499)

TEMPORARY CASH INVESTMENTS -- 0.8%
                3,100,000  SLMA Discount Notes, 5.13%,
                              4/2/01(1)                                3,100,000
                                                                    ------------
   (Cost $3,099,559)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $397,274,178
                                                                    ============
   (Cost $379,226,603)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

SLMA = Student Loan Marketing Association

(1) Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements                www.americancentury.com      11


Long-Term Treasury--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                                INVESTOR CLASS (INCEPTION 9/8/92)                ADVISOR CLASS (INCEPTION 1/12/98)
               LONG-TERM   SALOMON LONG-TERM    GENERAL U.S. TREASURY FUNDS(2)     LONG-TERM   SALOMON LONG-TERM
               TREASURY     TREASURY INDEX     AVERAGE RETURN   FUND'S RANKING     TREASURY     TREASURY INDEX
========================================================================================================================
6 MONTHS(1)      7.91%          8.70%             7.42%              --              7.78%          8.70%
1 YEAR          11.86%         12.82%            11.41%          6 OUT OF 17        11.58%         12.82%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          6.95%          7.56%             6.04%          4 OUT OF 16         6.69%          7.56%
5 YEARS          8.64%          9.07%             7.51%          4 OUT OF 13          --             --
LIFE OF FUND     8.06%          8.98%(3)          7.33%(4)       2 OUT OF 9(4)       5.78%          7.45%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 8/31/92, the date nearest the class's inception for which data are available.

(4) Since 9/10/92, the date nearest the class's inception for which data are available.

(5) Index data since 12/31/97, the date nearest the class's inception for which data are available.

See pages 29-31 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 3/31/01
Salomon Long-Term
   Treasury Index                 $20,913
Long-Term Treasury                $19,414

                     Long-Term            Salomon Long-Term
                      Treasury              Treasury Index
DATE                   VALUE                    VALUE
9/8/1992              $10,000                  $10,000
12/31/1992             $9,998                  $10,244
3/31/1993             $10,648                  $10,916
6/30/1993             $11,195                  $11,512
9/30/1993             $11,981                  $12,219
12/31/1993            $11,762                  $12,016
3/31/1994             $10,953                  $11,282
6/30/1994             $10,574                  $10,987
9/30/1994             $10,501                  $10,908
12/31/1994            $10,674                  $11,098
3/31/1995             $11,309                  $11,808
6/30/1995             $12,494                  $13,102
9/30/1995             $12,767                  $13,400
12/31/1995            $13,797                  $14,510
3/31/1996             $12,831                  $13,548
6/30/1996             $12,809                  $13,522
9/30/1996             $12,994                  $13,728
12/31/1996            $13,608                  $14,383
3/31/1997             $13,170                  $13,933
6/30/1997             $13,883                  $14,697
9/30/1997             $14,692                  $15,544
12/31/1997            $15,616                  $16,557
3/31/1998             $15,868                  $16,806
6/30/1998             $16,551                  $17,589
9/30/1998             $17,748                  $18,979
12/31/1998            $17,608                  $18,789
3/31/1999             $16,872                  $17,997
6/30/1999             $16,470                  $17,541
9/30/1999             $16,437                  $17,521
12/31/1999            $16,076                  $17,153
3/31/2000             $17,355                  $18,537
6/30/2000             $17,539                  $18,718
9/30/2000             $17,990                  $19,239
12/31/2000            $19,203                  $20,642
3/31/2001             $19,414                  $20,913

$10,000 investment made 9/8/92*

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Salomon Long-Term Treasury Index is provided for comparison in each graph. Long-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the index does not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)

                     Long-Term            Salomon Long-Term
                      Treasury              Treasury Index
DATE                   RETURN                  RETURN
3/31/1993*              6.48%                   9.16%
3/31/1994               2.86%                   3.35%
3/31/1995               3.25%                   4.67%
3/31/1996              13.46%                  14.73%
3/31/1997               2.65%                   2.84%
3/31/1998              20.48%                  20.63%
3/31/1999               6.33%                   7.09%
3/31/2000               2.86%                   3.00%
3/31/2001              11.86%                  12.82%

* Fund data from 9/8/92, the class's inception date. Index data from 8/31/92, the date nearest the class's inception for which data are available.


12      1-800-345-2021


Long-Term Treasury--Q&A
--------------------------------------------------------------------------------
[photo of Dave Schroeder]

     An interview with Dave Schroeder, a portfolio manager on the Long-Term Treasury fund investment team.

HOW DID THE FUND PERFORM DURING THE YEAR ENDED MARCH 31, 2001?

     Long-Term Treasury achieved its highest fiscal year total return since 1998 and beat its peer group average. The fund returned 11.86%, outpacing the 11.41% average return of 17 "General U.S. Treasury Funds" tracked by Lipper Inc.*

     Finishing ahead of the Lipper category average was a notable achievement because the fund had a significant handicap compared with the average during the fiscal year. We manage Long-Term Treasury to be a pure play on the long end of the Treasury market, with a weighted average maturity near 20 years. But the Lipper category includes funds with much shorter maturities. They had a clear advantage during the period as intermediate-term Treasurys outperformed long-term Treasurys (see page 3).

     The fund's good relative performance also carried over to longer time frames. For the three- and five-year periods ended March 31, 2001, Long-Term Treasury ranked in at least the top 30% of its Lipper category (see the previous page for more fund performance comparisons).

WHAT FACTORS HELPED THE FUND BEAT ITS LIPPER CATEGORY AVERAGE?

     One was yield. Long-Term Treasury generated a higher yield than its peers, resulting from a combination of the portfolio's longer maturity and lower expenses. As of March 31, 2001, the fund's 30-day SEC yield was 5.05%, compared with the 4.45% average yield of its Lipper category.

     As for expenses, the fund's 0.51% annualized expense ratio during the period was significantly lower than the 0.78% average expense ratio for its Lipper category.

DID ANY HOLDINGS PROVIDE NOTABLE ADDITIONAL VALUE?

     Our position in Treasury inflation-indexed securities (TIIS, about 5% of the portfolio as of March 31, 2001) continued to pay off well. These securities offer a guaranteed rate of return above inflation, as measured by the consumer price index.

     While TIIS fell in and out of favor during 2000, they came on strong in the first three months of 2001 as inflation ticked steadily higher. In addition, expectations for stronger economic conditions later this year or next year boosted demand for TIIS. Finally, there's been some talk of reducing issuance, which increased the attractiveness of existing TIIS.

IN 2001, LONG-TERM TREASURYS HAVE GIVEN BACK SOME OF THEIR 2000 GAINS. WITH INTEREST RATES STILL FALLING, WHY HAVEN'T TREASURY BONDS PERFORMED BETTER?

     Long-term Treasury yields have climbed in 2001 because of changing expectations about supply, the prospects for an economic recovery, and inflation.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

"LONG-TERM TREASURY ACHIEVED ITS HIGHEST FISCAL YEAR TOTAL RETURN SINCE 1998 AND BEAT ITS PEER GROUP AVERAGE."

PORTFOLIO AT A GLANCE
                               3/31/01       3/31/00
NUMBER OF SECURITIES              9             8
WEIGHTED AVERAGE
   MATURITY                   18.8 YRS      19.8 YRS
AVERAGE DURATION              10.6 YRS      10.3 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)              0.51%         0.51%

YIELDS AS OF MARCH 31, 2001
                              INVESTOR       ADVISOR
                                CLASS         CLASS
30-DAY SEC YIELD                5.05%         4.79%

Investment terms are defined in the Glossary on pages 31-32.


                                                 www.americancentury.com      13


Long-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Last year, a dwindling supply of long-term Treasurys caused prices to rise and yields to fall, contributing to an inverted yield curve. Federal budget surpluses reduced the government's need to issue Treasury bonds and allowed the Treasury to buy back older, higher interest rate bonds. Then later in the year, the entire Treasury market got a boost from expectations that the Federal Reserve would cut interest rates in 2001.

     This year, despite interest rate cuts in January and March, the long end of the Treasury market hasn't rallied--the rate cuts were already priced into the market last year. Now the market is pricing in an economic recovery and a possible inflation threat later in the year or next year, causing long-term yields to rise.

     One more factor: the arrival of a new administration in Washington has led to some uncertainty about the future of the Treasury buyback program that buoyed Treasurys last year.

WHAT'S YOUR OUTLOOK FOR TREASURY SUPPLY FOR THE REMINDER OF 2001?

     We think supply will continue to dwindle. In the first quarter alone, the Treasury bought back $18 billion in bonds and projected that it will buy back about $35 billion during 2001. That, combined with talk about eliminating 30-year bond auctions, has helped support Treasury bond prices to a certain degree.

     However, we believe it's highly unlikely that the 30-year Treasury bond will disappear altogether. The possibility of smaller federal budget surpluses--stemming from a slowing economy, stepped up government spending, and tax cuts--could slow down buybacks and support continued issuance.

     Given the uncertainty surrounding the future of long Treasurys, we added a 5% position in 27-year zero-coupon bonds. These long-term zeros position the fund for a performance boost if supply concerns for long-term bonds resurface.

WHAT'S YOUR ECONOMIC AND INTEREST  RATE OUTLOOK?

     Our view is that the economy isn't as weak as many observers seem to fear and that we'll avoid a recession. For that reason, we believe that interest rates may be at or near their bottom for this particular cycle.

GIVEN THAT OUTLOOK, WHAT'S YOUR  CURRENT STRATEGY?

     With returns for the remainder of the year more likely to come from income than appreciation, we're favoring opportunities that produce income. That's why we plan to maintain our holdings in TIIS, which offered more attractive "real" yields than nominal 30-year Treasury bonds.

     The real yield on a 30-year Treasury bond at the end of the period was 1.94% (its nominal, or stated yield of 5.44% minus the inflation rate of 3.50%). TIIS, by comparison, carried a real yield of nearly 4%.

     We're likely to continue holding TIIS until the real yields on nominal Treasury bonds are more in line with those of TIIS. We also plan to keep the fund's interest rate sensitivity--as measured by its duration--neutral to the overall long-term Treasury market.

[left margin]

"OUR POSITION IN TREASURY INFLATION-INDEXED SECURITIES CONTINUED TO PAY OFF
WELL."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                               AS OF MARCH 31, 2001
TREASURY BONDS                          81%
TREASURY INFLATION-INDEXED
NOTES                                    5%
STRIPS                                   5%
TEMPORARY CASH INVESTMENTS               9%

                             AS OF SEPTEMBER 30, 2000
TREASURY BONDS                          81%
TREASURY INFLATION-INDEXED
NOTES                                    9%
STRIPS                                   4%
TEMPORARY CASH INVESTMENTS               6%

Investment terms are defined in the Glossary on pages 31-32.


14      1-800-345-2021


Long-Term Treasury--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 90.6%
              $29,150,000  STRIPS - PRINCIPAL, 5.95%,
                              11/15/27(1)                           $  6,379,662
               12,600,000  U.S. Treasury Bonds, 11.25%,
                              2/15/15                                 19,740,659
                8,000,000  U.S. Treasury Bonds, 8.875%,
                              2/15/19                                 10,979,200
               10,000,000  U.S. Treasury Bonds, 8.125%,
                              8/15/19                                 12,906,970
               18,500,000  U.S. Treasury Bonds, 8.75%,
                              8/15/20                                 25,380,261
               13,500,000  U.S. Treasury Bonds, 6.875%,
                              8/15/25                                 15,704,901
               15,800,000  U.S. Treasury Bonds, 6.125%,
                              11/15/27                                16,881,336
                5,323,500  U.S. Treasury Inflation Indexed
                              Bonds, 3.875%, 4/15/29                   5,682,844
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                       113,655,833
                                                                    ------------
   (Cost $106,169,906)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 9.4%
              $11,800,000  SLMA Discount Notes, 5.13%,
                              4/2/01(2)                             $ 11,800,000
                                                                    ------------
   (Cost $11,798,320)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $125,455,833
                                                                    ============
   (Cost $117,968,226)

NOTES TO SCHEDULE OF INVESTMENTS

SLMA = Student Loan Marketing Association

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(2) Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements                www.americancentury.com      15


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                              SHORT-TERM    INTERMEDIATE-TERM     LONG-TERM
MARCH 31, 2001                                 TREASURY         TREASURY           TREASURY

ASSETS
Investment securities, at value
  (identified cost of $76,337,440,
  $379,226,603, and $117,968,226,
  respectively) (Note 3) ................... $77,535,276      $397,274,178      $125,455,833
Cash .......................................    43,764           64,914            157,899
Receivable for capital shares sold .........   104,989          407,166            494,881
Interest receivable ........................  1,248,777        4,831,066          1,140,678
                                            --------------   ---------------   ---------------
                                              78,932,806      402,577,324        127,249,291
                                            --------------   ---------------   ---------------

LIABILITIES
Payable for capital shares redeemed ........      --           1,049,317             --
Accrued management fees (Note 2) ...........    29,866          165,689            50,839
Distribution fees payable (Note 2) .........    1,717            1,908              1,246
Service fees payable (Note 2) ..............    1,717            1,908              1,246
Dividends payable ..........................    27,670          154,087            24,828
Payable for trustees' fees
  and expenses .............................     113              590                187
Accrued expenses and
  other liabilities ........................      27              134                42
                                            --------------   ---------------   ---------------
                                                61,110         1,373,633           78,388
                                            --------------   ---------------   ---------------
Net Assets ................................. $78,871,696      $401,203,691      $127,170,903
                                            ==============   ===============   ===============

NET ASSETS CONSIST OF:
Capital paid in ............................ $78,305,394      $398,148,702      $125,974,972
Accumulated net realized loss
  on investment transactions ...............   (631,534)      (14,992,586)       (6,291,676)
Net unrealized appreciation
  on investments (Note 3) ..................  1,197,836        18,047,575         7,487,607
                                            --------------   ---------------   ---------------
                                             $78,871,696      $401,203,691      $127,170,903
                                            ==============   ===============   ===============

Investor Class
Net assets ................................. $64,988,835      $391,305,724      $121,359,107
Shares outstanding .........................  6,546,921        36,372,557        11,678,650
Net asset value per share ..................    $9.93            $10.76            $10.39

Advisor Class
Net assets ................................. $13,882,861       $9,897,967        $5,811,796
Shares outstanding .........................  1,398,547         920,033            559,282
Net asset value per share ..................    $9.93            $10.76            $10.39


16      1-800-345-2021                         See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

                                              SHORT-TERM     INTERMEDIATE-TERM     LONG-TERM
YEAR ENDED MARCH 31, 2001                      TREASURY          TREASURY           TREASURY

INVESTMENT INCOME
Income:
Interest ...................................  $3,787,758        $20,476,678        $6,131,339
                                            ---------------   ----------------   ---------------

Expenses (Note 2):
Management fees ............................   303,461           1,741,527           499,508
Distribution fees -- Advisor Class .........    5,645              25,295            11,273
Service fees -- Advisor Class ..............    5,645              25,295            11,273
Trustees' fees and expenses ................    1,871              10,712             3,081
                                            ---------------   ----------------   ---------------
                                               316,622           1,802,829           525,135
                                            ---------------   ----------------   ---------------

Net investment income ......................  3,471,136          18,673,849         5,606,204
                                            ---------------   ----------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss)
  on investments ...........................   414,923            (346,701)         1,831,944
Change in net unrealized
  appreciation on investments ..............  1,414,146          24,909,721         3,731,684
                                            ---------------   ----------------   ---------------

Net realized and unrealized
  gain on investments ......................  1,829,069          24,563,020         5,563,628
                                            ---------------   ----------------   ---------------

Net Increase in Net Assets
  Resulting from Operations ................  $5,300,205        $43,236,869        $11,169,832
                                            ===============   ================   ===============


See Notes to Financial Statements                www.americancentury.com      17


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MARCH 31, 2001 AND MARCH 31, 2000

Increase (Decrease) in         SHORT-TERM TREASURY          INTERMEDIATE-TERM TREASURY          LONG-TERM TREASURY
  Net Assets                  2001             2000            2001            2000            2001            2000

OPERATIONS
Net investment income ..... $3,471,136      $3,317,106     $18,673,849     $19,580,105      $5,606,204      $6,494,520
Net realized gain (loss)
  on investments ..........  414,923        (1,041,720)      (346,701)     (14,645,882)     1,831,944       (7,299,656)
Change in net unrealized
  appreciation
  (depreciation)
  on investments .......... 1,414,146        (319,091)      24,909,721       (644,750)      3,731,684        1,905,647
                           -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net
  assets resulting
  from operations ......... 5,300,205       1,956,295       43,236,869      4,289,473       11,169,832       1,100,511
                           -------------   -------------   -------------   -------------   -------------   -------------

DISTRIBUTIONS
TO SHAREHOLDERS
From net investment
income:
  Investor Class .......... (3,352,910)     (3,186,698)    (18,153,337)    (19,084,472)     (5,365,401)     (6,238,022)
  Advisor Class ...........  (118,226)       (130,408)       (520,512)       (495,633)       (240,803)       (256,498)
In excess of net realized
  gains on investment
  transactions:
  Investor Class ..........     --           (25,561)           --          (1,722,118)         --              --
  Advisor Class ...........     --             (807)            --           (52,539)           --              --
                           -------------   -------------   -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions ...... (3,471,136)     (3,343,474)    (18,673,849)    (21,354,762)     (5,606,204)     (6,494,520)
                           -------------   -------------   -------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS
(NOTE 4)
Net increase (decrease)
  in net assets from
  capital share
  transactions ............ 15,737,516      (2,192,741)     34,956,615     (82,862,309)     31,013,437     (44,151,482)
                           -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
  in net assets ........... 17,566,585      (3,579,920)     59,519,635     (99,927,598)     36,577,065     (49,545,491)

NET ASSETS
Beginning of period ....... 61,305,111      64,885,031     341,684,056     441,611,654      90,593,838      140,139,329
                           -------------   -------------   -------------   -------------   -------------   -------------
End of period .............$78,871,696     $61,305,111     $401,203,691    $341,684,056    $127,170,903     $90,593,838
                           =============   =============   =============   =============   =============   =============


18      1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Short-Term Treasury Fund (Short-Term), Intermediate-Term Treasury Fund (Intermediate-Term), and Long-Term Treasury Fund (Long-Term) (the funds) are three of the eight funds issued by the trust. The funds are diversified under the 1940 Act. The funds seek to earn and distribute the highest level of current income exempt from state income taxes as is consistent with the conservation of assets. The funds intend to pursue this investment objective by investing in securities issued or guaranteed by the U.S. Government. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue the following classes of shares: the Investor Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At March 31, 2001, Short-Term, Intermediate-Term, and Long-Term had accumulated net realized capital loss carryovers for federal income tax purposes of $606,361, $14,992,584, and $5,410,432, respectively, which may be used to offset future taxable gains. The carryovers expire in 2008, 2008 through 2009, and 2008, respectively.

    For the five month period ended March 31, 2001, Short-Term incurred net capital losses of $6,980. Short-Term has elected to treat such losses as having been incurred in the following fiscal year.


                                                 www.americancentury.com      19


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 2001

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended March 31, 2001, the effective annual Investor Class management fee was 0.51% for Short-Term, Intermediate-Term, and Long-Term.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan for the year ended March 31, 2001, were $11,290, $50,590, and $22,546 for Short-Term, Intermediate-Term, and Long-Term, respectively.

    The funds have a bank line of credit agreement with J.P. Morgan Chase & Co. J.P. Morgan Chase & Co. is an equity investor in American Century Companies, Inc. See Note 5 for information on the bank line of credit.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the year ended March 31, 2001, were as follows:

                                SHORT-TERM     INTERMEDIATE-TERM     LONG-TERM
PURCHASES
U.S. Treasury &
  Agency Obligations           $132,354,284      $403,111,106      $120,445,710

PROCEEDS FROM SALES
U.S. Treasury &
  Agency Obligations           $122,128,699      $368,025,140       $98,359,894

    On March 31, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                SHORT-TERM     INTERMEDIATE-TERM     LONG-TERM

Appreciation                     $1,184,711       $18,047,575        $6,993,997
Depreciation                         --                --             (388,900)
                              ---------------   ---------------   --------------
Net                              $1,184,711       $18,047,575        $6,605,097
                              ===============   ===============   ==============
Federal Tax Cost                $76,350,565       $379,226,603      $118,850,736
                              ===============   ===============   ==============


20      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 2001

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                              SHORT-TERM TREASURY         INTERMEDIATE-TERM TREASURY          LONG-TERM TREASURY
                             SHARES         AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
INVESTOR CLASS
Year ended
  March 31, 2001
Sold ..................... 6,593,487     $63,807,130      13,506,823     $138,816,147      8,215,618      $82,309,695
Issued in reinvestment
  of distributions .......  295,354       2,876,885       1,523,389       15,725,918        475,999        4,804,349
Redeemed .................(6,530,137)    (63,118,386)    (11,549,827)    (117,077,531)     (5,759,472)   (56,994,955)
                          ------------   -------------   -------------   --------------   ------------   --------------
Net increase .............  358,704       $3,565,629      3,480,385      $37,464,534       2,932,145      $30,119,089
                          ============   =============   =============   ==============   ============   ==============

Year ended
  March 31, 2000
Sold ..................... 5,182,537     $50,375,634      17,426,887     $176,912,009      10,058,675     $97,040,909
Issued in reinvestment
  of distributions .......  279,099       2,708,713       1,816,504       18,375,531        580,834        5,597,909
Redeemed .................(5,548,735)    (53,870,579)    (28,028,748)    (284,095,180)    (15,489,080)   (148,982,449)
                          ------------   -------------   -------------   --------------   ------------   --------------
Net decrease .............  (87,099)      $(786,232)      (8,785,357)    $(88,807,640)     (4,849,571)   $(46,343,631)
                          ============   =============   =============   ==============   ============   ==============

ADVISOR CLASS
Year ended
  March 31, 2001
Sold ..................... 1,781,045     $17,574,141      1,273,319      $13,264,144        559,900       $5,706,961
Issued in reinvestment
  of distributions .......   11,586        113,500          47,299         486,841           22,440         226,534
Redeemed ................. (563,535)     (5,515,754)      (1,565,658)    (16,258,904)       (502,494)     (5,039,147)
                          ------------   -------------   -------------   --------------   ------------   --------------
Net increase (decrease) .. 1,229,096     $12,171,887       (245,040)     $(2,507,919)        79,846        $894,348
                          ============   =============   =============   ==============   ============   ==============

Year ended
  March 31, 2000
Sold .....................  564,018       $5,483,581       841,326        $8,588,952        542,794       $5,236,953
Issued in reinvestment
  of distributions .......   10,801        104,163          46,632         470,616           19,618         188,392
Redeemed ................. (720,430)      (6,994,253)      (308,338)      (3,114,237)       (338,724)     (3,233,196)
                          ------------   -------------   -------------   --------------   ------------   --------------
Net increase (decrease) .. (145,611)     $(1,406,509)      579,620        $5,945,331        223,688       $2,192,149
                          ============   =============   =============   ==============   ============   ==============

--------------------------------------------------------------------------------
5.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended March 31, 2001.


                                                 www.americancentury.com      21


Short-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                                             Investor Class
                                            2001       2000       1999        1998       1997
PER-SHARE DATA
Net Asset Value, Beginning of Period ..... $9.64      $9.85      $9.80       $9.68       $9.84
                                          --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income ..................  0.56       0.49       0.49        0.53       0.52
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ......  0.29      (0.21)      0.05        0.12      (0.07)
                                          --------   --------   ---------   --------   --------
  Total From Investment Operations .......  0.85       0.28       0.54        0.65       0.45
                                          --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income ............. (0.56)     (0.49)     (0.49)      (0.53)     (0.52)
  From Net Realized Gains on
  Investment Transactions ................   --         --         --          --       (0.09)
  In Excess of Net Realized Gains ........   --        --(1)       --          --         --
                                          --------   --------   ---------   --------   --------
  Total Distributions .................... (0.56)     (0.49)     (0.49)      (0.53)     (0.61)
                                          --------   --------   ---------   --------   --------
Net Asset Value, End of Period ........... $9.93      $9.64      $9.85       $9.80       $9.68
                                          ========   ========   =========   ========   ========
  Total Return(2) ........................  9.06%      2.86%      5.60%       6.89%      4.62%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................  0.51%      0.51%      0.51%       0.55%      0.61%
Ratio of Net Investment Income
  to Average Net Assets ..................  5.71%      4.94%      4.92%       5.45%      5.26%
Portfolio Turnover Rate ..................  216%       179%       138%        140%       234%
Net Assets, End of Period
  (in thousands) .........................$64,989    $59,671    $61,783     $40,874     $35,854

(1) Per-share amount was less than $0.005.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.


22      1-800-345-2021                        See Notes to Financial Statements


Short-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                         Advisor Class
                                            2001        2000       1999      1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..... $9.64       $9.85      $9.80       $9.80
                                          ---------   --------   --------   ----------
Income From Investment Operations
  Net Investment Income ..................  0.53        0.46       0.46       0.25
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ......  0.29       (0.21)      0.05        --
                                          ---------   --------   --------   ----------
  Total From Investment Operations .......  0.82        0.25       0.51       0.25
                                          ---------   --------   --------   ----------
Distributions
  From Net Investment Income ............. (0.53)      (0.46)     (0.46)     (0.25)
  In Excess of Net Realized Gains ........   --         --(2)       --         --
                                          ---------   --------   --------   ----------
  Total Distributions .................... (0.53)      (0.46)     (0.46)     (0.25)
                                          ---------   --------   --------   ----------
Net Asset Value, End of Period ........... $9.93       $9.64      $9.85       $9.80
                                          =========   ========   ========   ==========
  Total Return(3) ........................  8.79%       2.60%      5.34%      2.51%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................  0.76%       0.76%      0.76%    0.78%(4)
Ratio of Net Investment Income
  to Average Net Assets ..................  5.46%       4.69%      4.67%    5.20%(4)
Portfolio Turnover Rate ..................  216%        179%       138%      140%(5)
Net Assets, End of Period
  (in thousands) .........................$13,883      $1,634     $3,102     $1,460

(1) October 6, 1997 (commencement of sale) through March 31, 1998.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year end March 31, 1998.


See Notes to Financial Statements                www.americancentury.com      23


Intermediate-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                                            Investor Class
                                            2001       2000       1999       1998        1997
PER-SHARE DATA
Net Asset Value, Beginning of Period ..... $10.03     $10.45     $10.56     $10.06      $10.24
                                          --------   --------   --------   ---------   --------
Income From Investment Operations
  Net Investment Income ..................  0.55       0.53       0.54       0.59        0.58
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ......  0.73      (0.37)      0.10       0.50       (0.18)
                                          --------   --------   --------   ---------   --------
  Total From Investment Operations .......  1.28       0.16       0.64       1.09        0.40
                                          --------   --------   --------   ---------   --------
Distributions
  From Net Investment Income ............. (0.55)     (0.53)     (0.54)     (0.59)      (0.58)
  From Net Realized Gains on
  Investment Transactions ................   --         --       (0.21)       --          --
  In Excess of Net Realized Gains ........   --       (0.05)       --         --          --
                                          --------   --------   --------   ---------   --------
Total Distributions ...................... (0.55)     (0.58)     (0.75)     (0.59)      (0.58)
                                          --------   --------   --------   ---------   --------
Net Asset Value, End of Period ........... $10.76     $10.03     $10.45     $10.56      $10.06
                                          ========   ========   ========   =========   ========
  Total Return(1) ........................ 13.17%      1.51%      6.09%     11.04%       4.05%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................  0.51%      0.51%      0.51%      0.51%       0.51%
Ratio of Net Investment Income
  to Average Net Assets ..................  5.37%      5.11%      5.01%      5.63%       5.72%
Portfolio Turnover Rate ..................  108%       171%       221%       194%        110%
Net Assets, End of Period
  (in thousands) .........................$391,306   $329,995   $435,494   $374,861    $328,784

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


24      1-800-345-2021                        See Notes to Financial Statements


Intermediate-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                        Advisor Class
                                            2001       2000       1999      1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..... $10.03     $10.45     $10.56     $10.42
                                          --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ..................  0.53       0.50       0.51       0.26
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ......  0.73      (0.37)      0.10       0.14
                                          --------   --------   --------   --------
  Total From Investment Operations .......  1.26       0.13       0.61       0.40
                                          --------   --------   --------   --------
Distributions
  From Net Investment Income ............. (0.53)     (0.50)     (0.51)     (0.26)
  From Net Realized Gains on
  Investment Transactions ................   --         --       (0.21)       --
  In Excess of Net Realized Gains ........   --       (0.05)       --         --
                                          --------   --------   --------   --------
  Total Distributions .................... (0.53)     (0.55)     (0.72)     (0.26)
                                          --------   --------   --------   --------
Net Asset Value, End of Period ........... $10.76     $10.03     $10.45     $10.56
                                          ========   ========   ========   ========
  Total Return(2) ........................ 12.89%      1.25%      5.83%      3.90%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................  0.76%      0.76%      0.76%    0.77%(3)
Ratio of Net Investment Income
  to Average Net Assets ..................  5.12%      4.86%      4.76%    5.28%(3)
Portfolio Turnover Rate ..................  108%       171%       221%      194%(4)
Net Assets, End of Period
  (in thousands) ......................... $9,898    $11,689     $6,117      $128

(1) October 9, 1997 (commencement of sale) through March 31, 1998.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year end March 31, 1998.


See Notes to Financial Statements                www.americancentury.com      25


Long-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                                             Investor Class
                                            2001       2000       1999       1998        1997
PER-SHARE DATA
Net Asset Value, Beginning of Period ..... $9.82      $10.12     $10.58     $9.32        $9.67
                                          --------   --------   --------   ---------   --------
Income From Investment Operations
  Net Investment Income ..................  0.56       0.57       0.58       0.61        0.60
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ......  0.57      (0.30)      0.11       1.26       (0.35)
                                          --------   --------   --------   ---------   --------
  Total From Investment Operations .......  1.13       0.27       0.69       1.87        0.25
                                          --------   --------   --------   ---------   --------
Distributions
  From Net Investment Income ............. (0.56)     (0.57)     (0.58)     (0.61)      (0.60)
  From Net Realized Gains on
  Investment Transactions ................   --         --       (0.52)       --          --
  In Excess of Net Realized Gains ........   --         --       (0.05)       --          --
                                          --------   --------   --------   ---------   --------
  Total Distributions .................... (0.56)     (0.57)     (1.15)     (0.61)      (0.60)
                                          --------   --------   --------   ---------   --------
Net Asset Value, End of Period ........... $10.39     $9.82      $10.12     $10.58       $9.32
                                          ========   ========   ========   =========   ========
  Total Return(1) ........................ 11.86%      2.86%      6.33%     20.48%       2.65%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................  0.51%      0.51%      0.51%      0.54%       0.60%
Ratio of Net Investment Income
  to Average Net Assets ..................  5.58%      5.84%      5.37%      6.00%       6.28%
Portfolio Turnover Rate ..................  107%       182%       105%        57%         40%
Net Assets, End of Period
  (in thousands) .........................$121,359   $85,886    $137,552   $103,381    $126,570

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


26      1-800-345-2021                        See Notes to Financial Statements


Long-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                         Advisor Class
                                            2001       2000       1999      1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..... $9.82      $10.12     $10.58     $10.85
                                          --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ..................  0.54       0.55       0.56       0.12
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ......  0.57      (0.30)      0.11      (0.27)
                                          --------   --------   --------   --------
  Total From Investment Operations .......  1.11       0.25       0.67      (0.15)
                                          --------   --------   --------   --------
Distributions
  From Net Investment Income ............. (0.54)     (0.55)     (0.56)     (0.12)
  From Net Realized Gains on
  Investment Transactions ................   --         --       (0.52)       --
  In Excess of Net Realized Gains ........   --         --       (0.05)       --
                                          --------   --------   --------   --------
  Total Distributions .................... (0.54)     (0.55)     (1.13)     (0.12)
                                          --------   --------   --------   --------
Net Asset Value, End of Period ........... $10.39     $9.82      $10.12     $10.58
                                          ========   ========   ========   ========
  Total Return(2) ........................ 11.58%      2.61%      6.07%     (1.34)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................  0.76%      0.76%      0.76%    0.77%(3)
Ratio of Net Investment Income
  to Average Net Assets ..................  5.33%      5.59%      5.12%    5.42%(3)
Portfolio Turnover Rate ..................  107%       182%       105%      57%(4)
Net Assets, End of Period
  (in thousands) ......................... $5,812     $4,708     $2,587      $218

(1) January 12, 1998 (commencement of sale) through March 31, 1998.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year end March 31, 1998.


See Notes to Financial Statements               www.americancentury.com      27


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Government Income Trust and Shareholders of the Short-Term Treasury Fund, Intermediate-Term Treasury Fund, and Long-Term Treasury Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Treasury Fund, the Intermediate-Term Treasury Fund and the Long-Term Treasury Fund (three of the eight funds in the American Century Government Income Trust hereafter referred to as the "Fund") at March 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the period ended March 31, 1997 were audited by other auditors, whose report dated May 2, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
May 9, 2001


28      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      29


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     SHORT-TERM TREASURY seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 1-3 years.

     INTERMEDIATE-TERM TREASURY seeks current income by investing primarily in U.S. Treasury securities. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 3-10 years.

     LONG-TERM TREASURY seeks current income by investing primarily in U.S. Treasury securities. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 20-30 years.

     Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The SALOMON BROTHERS 1- TO 3-YEAR TREASURY INDEX is an index of U.S. Treasury securities with remaining maturities between 1 and 3 years.

     The SALOMON BROTHERS 3- TO 10-YEAR TREASURY INDEX is an index of U.S. Treasury securities with remaining maturities between 3 and 10 years.

     The SALOMON BROTHERS LONG-TERM TREASURY INDEX is an index of U.S. Treasury securities with remaining maturities greater than 10 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year. The Lipper categories for the U.S. Treasury funds are:

     SHORT U.S. TREASURY FUNDS (Short-Term Treasury) -- funds that invest at least 65% of assets in U.S. Treasury bills, notes, and bonds with average maturities of less than three years.

     INTERMEDIATE U.S. TREASURY FUNDS (Intermediate-Term Treasury) -- funds that invest at least 65% of assets in U.S. Treasury bills, notes, and bonds with average maturities of 5-10 years.

     GENERAL U.S. TREASURY FUNDS (Long-Term Treasury) -- funds that invest at least 65% of assets in U.S. Treasury bills, notes, and bonds.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       JEREMY FLETCHER
       BOB GAHAGAN
       DAVE SCHROEDER


30      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 22-27.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

*   COUPON -- the stated interest rate of a security.

* REAL YIELD -- an inflation-adjusted yield for a bond, calculated by subtracting the inflation rate from the bond's nominal (or stated) yield.

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

SECURITY TYPES

* REPURCHASE AGREEMENTS (REPOS) --short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days). The fund does not actually own the security; instead, the security serves as collateral for the agreement.

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).


                                                  www.americancentury.com     31


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* U.S. TREASURY INFLATION-INDEXED SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

* ZERO-COUPON BONDS (ZEROS) -- bonds that make no periodic interest payments. Instead, they are sold at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity. The funds typically only invest in zeros issued by the U.S. Treasury (such as STRIPS).

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


32      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0105                                 American Century Investment Services, Inc.
SH-ANN-25402                      (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Capital Preservation
Government Agency


March 31, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The fiscal year ended March 31, 2001, saw the economy and financial markets do a remarkable about-face. For much of 2000, the U.S. economy was strong, while interest rates and money market yields rose. But late last year, stocks and economic growth dropped off sharply, and at the beginning of this year, the Federal Reserve cut interest rates dramatically.

     This sharp volatility provides an excellent reminder of the value of portfolio diversification over time. For the last several years, diversification hasn't seemed to pay. And with nearly minute-by-minute market analysis available to investors, it's easy to lose sight of the fact that investing is an exercise measured in years, even decades. But historically, investors who take this diversified, long-term approach have been well rewarded for their patience through all types of markets.

     And just as we hope our shareholders follow their investing blueprint even in trying times, we continue to stick to our disciplines in all our funds here at American Century. This consistent management approach helped the Capital Preservation and Government Agency Money Market funds provide shareholders stability of principal with better-than-average returns last year (see pages 4 and 7).

     Turning to corporate matters, we're proud to announce that for the second consecutive year, American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

     What's more, American Century made Fortune Magazine's list of the "100 Best Companies to Work for in America" for the second year in a row. This is an important designation for us, because we think it demonstrates how far we go to attract and retain the best people to serve our shareholders. We believe that ultimately our success, and that of our investors, is based on the quality of our "intellectual capital"--the collective wisdom of our investment and service professionals.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                                Table of Contents
   Report Highlights ......................................................    2
   Frequently Asked
   Questions ..............................................................    3
CAPITAL PRESERVATION
   Performance Information ................................................    4
   Portfolio at a Glance ..................................................    4
   Management Q&A .........................................................    5
   Portfolio Composition
      by Maturity .........................................................    5
   Schedule of Investments ................................................    6
GOVERNMENT AGENCY
   Performance Information ................................................    7
   Portfolio at a Glance ..................................................    7
   Management Q&A .........................................................    8
   Portfolio Composition
      by Maturity .........................................................    8
   Schedule of Investments ................................................    9
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   10
   Statement of Operations ................................................   11
   Statement of Changes
      in Net Assets .......................................................   12
   Notes to Financial
      Statements ..........................................................   13
   Financial Highlights ...................................................   15
   Report of Independent
      Accountants .........................................................   18
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   19
   Background Information
      Investment Philosophy
        and Policies ......................................................   20
      Comparative Indices .................................................   20
      Lipper Rankings .....................................................   20
      Investment Team
         Leaders ..........................................................   20
   Glossary ...............................................................   21


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

CAPITAL PRESERVATION

* The Capital Preservation fund continued to outperform its peers by consistently returning more than the average return of the U.S. Treasury money market funds tracked by Lipper Inc. (See page 4 for more performance information.)

* The fund's yield fell during the year ended March 31, 2001, mostly because the Federal Reserve cut interest rates by a percent and a half during the first quarter of 2001.

* Before the Fed began lowering interest rates, we took the opportunity to lock in rates by investing in higher yielding, longer-term securities during the summer of 2000.

* We think most of the decline in interest rates is already behind us. As a result, money market yields could stabilize in the coming months. We will continue to assess the relative value of longer-term securities in that environment.

GOVERNMENT AGENCY

* The Government Agency fund continued to outperform its peers by consistently returning more than the average return of the U.S. government money market funds tracked by Lipper Inc. (See page 7 for more performance information.)

* The fund's yield fell during the year ended March 31, 2001, mostly because the Federal Reserve cut interest rates by a percent and a half during the first quarter of 2001.

* Before the Fed began lowering interest rates, we took the opportunity to lock in rates by investing in higher yielding, longer-term securities during the summer of 2000.

* We think most of the decline in interest rates is already behind us. As a result, money market yields could stabilize in the coming months. We will continue to assess the relative value of longer-term securities in that environment.

[left margin]

                     CAPITAL PRESERVATION
                            (CPFXX)
       TOTAL RETURNS:                   AS OF 3/31/01
          6 Months                              2.80%(1)
          1 Year                                5.75%
       7-DAY CURRENT YIELD:                     4.65%
       INCEPTION DATE:                       10/13/72
       NET ASSETS:                       $3.5 billion

                     GOVERNMENT AGENCY(2)
                            (BGAXX)
       TOTAL RETURNS:                   AS OF 3/31/01
          6 Months                              2.89%(1)
          1 Year                                5.98%
       7-DAY CURRENT YIELD:                     4.80%
       INCEPTION DATE:                        12/5/89
       NET ASSETS:                     $603.1 million(3)

(1) Not annualized.

(2) Investor Class.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 4 and 7.
Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-2021


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

WHEN ARE DIVIDENDS PAID?

     Since November 2000, dividends have been paid on the last business day of the month, rather than the last Friday of the month. We hope this change makes your dividend payment date easier to remember.

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, military allotment, or payments from other government agencies. Visit our Web site or give us a call to obtain the necessary information to set it up

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     There is a seven-business-day hold on deposited funds--including your initial investment in a new account. There is a one-business-day hold on wire transfers.

IS THERE A COST FOR WRITING CHECKS ON MY MONEY MARKET ACCOUNT?

     As long as each check is for $100 or more, you can write as many checks as you like at no charge.

HOW CAN I KEEP TRACK OF MY MONEY MARKET FUND TRANSACTIONS BETWEEN ACCOUNT STATEMENTS?

     You can access your investments any time through our automated telephone line and the American Century Web site. These services provide fund yields, returns, account information, and transaction services.

     You can keep tabs on your investments by:

*    visiting our Web site at
     www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

* calling an Investor Relations Representative at 1-800-345-2021* weekdays, 7 a.m.-7 p.m. Central time Saturdays, 9 a.m.-2 p.m. Central time

WHY DOES MY MONEY MARKET FUND YIELD FLUCTUATE?

     Money market funds are managed to maintain a stable $1 share price, but their yields will fluctuate with changes in market conditions. Common reasons for changes in your fund's yield are adjustments to Federal Reserve interest rate policy, the outlook for inflation, and supply and demand for money market securities.

     Keep in mind that no money market fund is guaranteed or insured by the FDIC or any other government agency. Although money market funds are intended to preserve the value of your investment at $1 per share, there's no guarantee that they'll be able to do so.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT 1-800-345-2021 OR E-MAIL US AT OUR WEB SITE, WWW.AMERICANCENTURY.COM.

* We must have your written or electronic authorization on file if you wish to make exchanges by phone, on our Automated Information Line, or through our Web site.

[right margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

* YOU CAN HAVE DISTRIBUTIONS FROM ANOTHER AMERICAN CENTURY ACCOUNT DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

* DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three to five days.

Contact our Investor Relations Representatives to set up either of these options.


                                                 www.americancentury.com      3


Capital Preservation--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

               CAPITAL     90-DAY TREASURY   U.S. TREASURY MONEY MARKET FUNDS(2)
            PRESERVATION      BILL INDEX      AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)     2.80%           2.74%             2.65%              --
1 YEAR          5.75%           5.80%             5.47%         16 OUT OF 92
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         5.03%           5.18%             4.82%         15 OUT OF 82
5 YEARS         4.99%           5.17%             4.82%         14 OUT OF 72
10 YEARS        4.51%           4.75%             4.41%          6 OUT OF 35

The fund's inception date was 10/13/72.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 20-21 for information about returns, the comparative index, and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                            3/31/01      3/31/00
NUMBER OF SECURITIES          15           21
WEIGHTED AVERAGE
   MATURITY                 70 DAYS      56 DAYS
EXPENSE RATIO                0.47%        0.48%

YIELDS AS OF MARCH 31, 2001
7-DAY CURRENT YIELD                 4.65%
7-DAY EFFECTIVE YIELD               4.76%

Investment terms are defined in the Glossary on pages 21-22.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day current yield more closely reflects the current earnings of the fund than the total return.


4      1-800-345-2021


Capital Preservation--Q&A
--------------------------------------------------------------------------------
[photo of Beth Bunnell Hunter]

     An interview with Beth Bunnell Hunter, a portfolio manager on the Capital Preservation Fund investment team.

HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED MARCH 31, 2001?

     Capital Preservation returned 5.75%, ranking in the top 20% of the U.S. Treasury Money Market funds tracked by Lipper Inc. (see the previous page).

WHAT HAPPENED WITH THE FUND'S YIELD?

     Capital Preservation's yield fell sharply in the last year as Federal Reserve interest rate policy took a 180-degree turn, moving from an aggressive tightening to an easing cycle.

WHAT CHANGED IN THE LAST YEAR?

     On March 31, 2000, rapid economic growth and rising energy costs seemed to be igniting inflation. At that time, the Federal Reserve (the Fed) was raising interest rates to curb inflation.

     But the economy slowed dramatically in the fourth quarter of 2000, prompting the Fed to begin cutting rates aggressively in 2001. In addition, volatility in stocks caused a surge in demand for Treasury bills (T-bills) at a time when the budget surplus meant the government was issuing fewer bills. All those changes combined to push Capital Preservation's yield lower.

HOW DID YOU RESPOND TO THOSE DRAMATIC CHANGES AND STILL OUTPERFORM THE COMPETITION?

     We boosted returns by locking in peak yields at the end of the Fed's rate-raising cycle, when most market participants were expecting even higher rates. That decision to lengthen our average maturity by adding higher-yielding securities helped performance quite a bit.

ANY OTHER NOTABLE DECISIONS THAT IMPACTED PERFORMANCE?

     We also managed the fund around some technical (supply and demand) factors, which can strongly influence yields on the T-bills in which the fund invests. For example, the Treasury typically borrows much less around tax time, which tends to hold down T-bill yields in late April-May.

     Instead, the Treasury often issues more bills during the fall to cover gaps in tax receipts. That jump in supply typically leads to higher yields and creates opportunities to lock in attractive rates. Given these factors, we positioned the fund to avoid securities maturing in the second quarter, when yields would be too low, in favor of later maturities, when supply and yields are usually higher.

SO WHAT'S YOUR OUTLOOK FOR THE FUND AND INTEREST RATES?

     We think most of the Fed's rate-cutting cycle is already behind us. As a result, we think money market yields could stabilize somewhat in the coming months. We'll try to capitalize on supply and demand changes in the market, looking to lock in attractive yields once we get past the April-May technical period.

[right margin]

"WE BOOSTED RETURNS BY LOCKING IN PEAK YIELDS AT THE END OF THE FED'S RATE-RAISING CYCLE."

[pie charts - data below]

PORTFOLIO COMPOSITION
BY MATURITY
                             AS OF MARCH 31, 2001
1-30 DAYS                             16%
31-90 DAYS                            33%
91-180 DAYS                           45%
MORE THAN 180 DAYS                     6%

                           AS OF SEPTEMBER 30, 2000
1-30 DAYS                             22%
31-90 DAYS                            46%
91-180 DAYS                           29%
MORE THAN 180 DAYS                     3%


                                                 www.americancentury.com      5


Capital Preservation--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. TREASURY BILLS(1) -- 86.9%
            $  375,000,000  U.S. Treasury Bills, 4.83%,
                                4/19/01                           $  374,094,624
                50,000,000  U.S. Treasury Bills, 6.06%,
                                4/26/01                               49,789,757
               340,000,000  U.S. Treasury Bills, 5.64%,
                                5/3/01                               338,287,556
               250,000,000  U.S. Treasury Bills, 6.01%,
                                5/10/01                              248,383,396
                50,000,000  U.S. Treasury Bills, 4.94%,
                                5/24/01                               49,636,361
               100,000,000  U.S. Treasury Bills, 4.84%,
                                6/7/01                                99,099,222
               150,000,000  U.S. Treasury Bills, 5.17%,
                                6/14/01                              148,406,944
               310,000,000  U.S. Treasury Bills, 4.79%,
                                7/5/01                               306,083,626
               135,000,000  U.S. Treasury Bills, 4.13%,
                                7/12/01                              133,420,275

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  250,000,000  U.S. Treasury Bills, 4.54%,
                                7/26/01                           $  246,346,000
                50,000,000  U.S. Treasury Bills, 4.77%,
                                8/2/01                                49,185,979
               150,000,000  U.S. Treasury Bills, 4.22%,
                                8/16/01                              147,590,132
               150,000,000  U.S. Treasury Bills, 4.18%,
                                8/23/01                              147,484,000
                                                                  --------------
TOTAL U.S. TREASURY BILLS                                          2,337,807,872
                                                                  --------------
U.S. TREASURY NOTES(1) -- 13.1%
               200,000,000  U.S. Treasury Notes, 5.50%,
                                8/31/01                              200,585,546
               150,000,000  U.S. Treasury Notes, 5.875%,
                                11/30/01                             151,100,638
                                                                  --------------
TOTAL U.S. TREASURY NOTES                                            351,686,184
                                                                  --------------
TOTAL INVESTMENT SECURITIES -- 100.0%                             $2,689,494,056
                                                                  ==============

NOTES TO SCHEDULE OF INVESTMENTS

(1) The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates.


6      1-800-345-2021                         See Notes to Financial Statements


Government Agency--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                             INVESTOR CLASS (INCEPTION 12/5/89)                     ADVISOR CLASS (INCEPTION 4/12/99)
             GOVERNMENT   90-DAY TREASURY   U.S. GOVERNMENT MONEY MARKET FUNDS(2)     GOVERNMENT   90-DAY TREASURY
               AGENCY        BILL INDEX        AVERAGE RETURN   FUND'S RANKING          AGENCY        BILL INDEX
========================================================================================================================
6 MONTHS(1)    2.89%           2.74%              2.76%              --                 2.76%           2.74%
1 YEAR         5.98%           5.80%              5.71%         24 OUT OF 136           5.71%           5.80%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        5.29%           5.18%              5.06%         21 OUT OF 114            --               --
5 YEARS        5.18%           5.17%              5.01%         23 OUT OF 102            --               --
10 YEARS       4.67%           4.75%              4.13%         12 OUT OF 57             --               --
LIFE OF FUND   5.06%           5.07%(3)           4.41%(4)       5 OUT OF 48(4)         5.23%           5.42%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 11/30/89, the date nearest the class's inception for which data are available.

(4) Since 12/31/89, the date nearest the class's inception for which data are available.

(5) Index data since 3/31/99, the date nearest the class's inception for which data are available.

See pages 19-21 for information about share classes, returns, the comparative index, and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                           3/31/01      3/31/00
NUMBER OF SECURITIES         28           45
WEIGHTED AVERAGE
   MATURITY                52 DAYS      48 DAYS
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.47%        0.48%

YIELDS AS OF MARCH 31, 2001
                              INVESTOR CLASS
7-DAY CURRENT YIELD               4.80%
7-DAY EFFECTIVE YIELD             4.92%

Investment terms are defined in the Glossary on pages 21-22.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day current yield more closely reflects the current earnings of the fund than the total return.


                                                 www.americancentury.com      7


Government Agency--Q&A
--------------------------------------------------------------------------------
[photo of Denise Tabacco]

     An interview with Denise Tabacco, a portfolio manager on the Government Agency Money Market fund investment team.

HOW DID GOVERNMENT AGENCY PERFORM DURING THE FISCAL YEAR ENDED MARCH 31, 2001?

     The fund provided shareholders peace of mind and stability of principal during a year of remarkable volatility in the U.S. economy and financial markets. What's more, Government Agency's returns for the one-, three-, five-, and 10-year periods ended March 31 all rank in the top quarter of the U.S. government money market funds tracked by Lipper Inc. (see the previous page).*

     Government Agency's 7-day effective yield of 4.92% at the end of March was also higher than the 4.59% average yield of the funds in the Lipper group. Those numbers look even better when you consider that our fund's yield is entirely state tax-free.

WHAT WERE THE BIGGEST MARKET FACTORS AFFECTING PERFORMANCE DURING THE  FISCAL
YEAR?

     The economy and financial markets swung around 180 degrees. Economic growth and interest rates rose sharply for much of 2000, but stocks and the economy went into a free-fall late in the year, while the Federal Reserve (the Fed) did an about-face on interest rates.

WHAT DID THOSE CHANGES MEAN FOR YIELDS?

     Money market fund yields tend to track changes in the economy and Fed rate policy. Because the Fed was raising interest rates to slow the economy early last year, the fund's yield rose steadily through the summer. But yields came down after economic growth slowed and the Fed started cutting interest rates aggressively in 2001.

     Tight supply and more demand pushed money market yields down even further--investors fled stocks for money funds at a time when the supply of state tax-free government agency money market securities was flat to lower.

HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

     We expected the Fed to lower rates, but like many other investors, we were a little surprised at how quickly the Fed took action. With rates falling, we worked hard to add securities with attractive yields whenever we had the chance. We did very well when stacked up against the average government money market fund, even in this difficult market environment.

WHAT'S YOUR OUTLOOK FOR THE FUND  AND YIELDS?

     We think most of the Fed's rate-cutting cycle is already behind us. As a result, we think money market yields could stabilize somewhat in the coming months. Because of that outlook, we'll look to add one-year securities if their relative values and yields improve later this year.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[left margin]

"THE FUND PROVIDED SHAREHOLDERS PEACE OF MIND AND STABILITY OF PRINCIPAL DURING A YEAR OF REMARKABLE VOLATILITY."

[pie charts - data below]

PORTFOLIO COMPOSITION
BY MATURITY
                             AS OF MARCH 31, 2001
1-30 DAYS                             62%
31-90 DAYS                            21%
91-180 DAYS                           12%
MORE THAN 180 DAYS                     5%

                           AS OF SEPTEMBER 30, 2000
1-30 DAYS                             58%
31-90 DAYS                            13%
91-180 DAYS                           10%
MORE THAN 180 DAYS                    19%


8      1-800-345-2021


Government Agency--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES(1) -- 80.3%
              $26,400,000  FFCB, 6.17%, 4/2/01                      $ 26,400,495
                5,000,000  FFCB, 7.16%, 6/1/01                         4,999,749
               16,650,000  FHLB, 6.66%, 4/6/01                        16,649,367
               20,000,000  FHLB, 7.20%, 6/7/01                        20,007,782
               45,000,000  FHLB, 5.875%, 9/17/01                      45,231,964
               22,040,000  FHLB, 6.50%, 9/19/01                       22,029,702
               10,000,000  FHLB, 5.45%, 1/17/02                       10,000,000
               10,000,000  FHLB, 5.05%, 2/5/02                        10,003,618
               10,000,000  FHLB, 6.75%, 2/15/02                       10,126,013
               25,000,000  FHLB, VRN, 4.70%, 4/4/01,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.39% with
                              no caps                                 25,000,000
                8,000,000  FHLB, VRN, 4.77%, 4/4/01,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.46% with
                              no caps                                  8,000,000
               20,000,000  FHLB, VRN, 4.80%, 4/4/01,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.49% with
                              no caps                                 19,999,299
                5,000,000  FHLB, VRN, 4.85%, 4/4/01,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.54% with
                              no caps                                  5,000,000
               25,000,000  FHLB, VRN, 4.82%, 4/20/01,
                              resets monthly off the 3-month
                              T-Bill rate minus 0.19% with
                              no caps                                 24,995,481
               25,000,000  SLMA MTN, VRN, 4.74%, 4/3/01,
                              resets quarterly off the 3-month
                              T-Bill rate plus 0.43% with
                              no caps                                 24,996,545
               30,000,000  SLMA MTN, VRN, 6.17%, 4/3/01,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.28% with a
                              floor of 6.17% and no caps              30,000,000
               25,000,000  SLMA MTN, VRN, 4.80%, 4/3/01,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.49% with
                              no caps                                 25,006,873

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $25,000,000  SLMA MTN, VRN, 4.81%, 4/3/01,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.50% with
                              no caps                               $ 25,000,000
               20,000,000  SLMA MTN, VRN, 5.89%, 4/3/01,
                              resets weekly off the 3-month
                              T-Bill rate with a floor of 5.89%
                              and no caps                             20,000,000
               40,000,000  SLMA, VRN, 4.71%, 4/3/01,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.40% with
                              no caps                                 40,000,000
               25,000,000  SLMA, VRN, 4.76%, 4/3/01,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.45% with
                              no caps                                 24,996,572
               21,200,000  SLMA, VRN, 6.30%, 4/3/01,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.41% with a
                              floor of 6.30% and no caps              21,200,000
                                                                    ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                    459,643,460
                                                                    ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1) -- 19.7%
               13,000,000  FFCB Discount Notes, 6.71%,
                              5/18/01                                 12,886,118
               30,000,000  FFCB Discount Notes, 4.77%,
                              6/4/01                                  29,745,600
               20,000,000  FHLB Discount Notes, 5.20%,
                              4/4/01                                  19,991,333
               10,000,000  FHLB Discount Notes, 4.86%,
                              6/1/01                                   9,917,735
               17,000,000  FHLB Discount Notes, 4.73%,
                              6/6/01                                  16,852,582
               24,000,000  FHLB Discount Notes, 5.82%,
                              6/27/01                                 23,662,440
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
DISCOUNT NOTES                                                       113,055,808
                                                                    ------------
TOTAL INVESTMENT SECURITIES -- 100.0%                               $572,699,268
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

MTN = Medium Term Note

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SLMA = Student Loan Marketing Association

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective March 31, 2001.

(1) The rates for U.S. Government Agency Discount Notes are the yield to maturity at purchase. The rates for U.S. Government Agency securities are the stated coupon rates.


See Notes to Financial Statements                www.americancentury.com      9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                    CAPITAL        GOVERNMENT
MARCH 31, 2001                                    PRESERVATION       AGENCY

ASSETS
Investment securities, at value
  (amortized cost and cost for
  federal income tax purposes) .................. $2,689,494,056   $572,699,268
Cash ............................................    883,647          815,861
Receivable for investments sold .................  765,311,650      24,807,413
Receivable for capital shares sold ..............   8,907,796           --
Interest receivable .............................   10,009,011       4,995,469
                                                  --------------   ------------
                                                  3,474,606,160     603,318,011
                                                  --------------   ------------

LIABILITIES
Payable for capital shares redeemed .............   11,654,522          --
Accrued management fees (Note 2) ................   1,370,394         239,100
Distribution fees payable (Note 2) ..............       --              556
Service fees payable (Note 2) ...................       --              556
Dividends payable ...............................    111,765           4,243
Payable for trustees' fees and expenses .........     5,330             932
                                                  --------------   ------------
                                                    13,142,011        245,387
                                                  --------------   ------------
Net Assets ...................................... $3,461,464,149   $603,072,624
                                                  ==============   ============

NET ASSETS CONSIST OF:
Capital paid in ................................. $3,461,433,869   $603,061,401
Undistributed net investment income .............       --            23,263
Accumulated undistributed net realized
  gain (loss) on investment transactions ........     30,280         (12,040)
                                                  --------------   ------------
                                                  $3,461,464,149   $603,072,624
                                                  ==============   ============

Investor Class
Net assets ...................................... $3,461,464,149   $600,372,582
Shares outstanding ..............................  3,461,433,869    600,360,127
Net asset value per share .......................     $1.00            $1.00

Advisor Class
Net assets ......................................       NA          $2,700,042
Shares outstanding ..............................       NA           2,699,960
Net asset value per share .......................       NA             $1.00


10      1-800-345-2021                         See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

                                                  CAPITAL         GOVERNMENT
YEAR ENDED MARCH 31, 2001                       PRESERVATION        AGENCY

INVESTMENT INCOME
Income:
Interest ...................................... $202,032,134      $35,844,065
                                               --------------   ---------------

Expenses (Note 2):
Management fees ...............................  15,739,134        2,674,559
Distribution fees -- Advisor Class ............      --             5,904
Service fees -- Advisor Class .................      --             5,904
Trustees' fees and expenses ...................   103,496          16,167
                                               --------------   ---------------
                                                 15,842,630        2,702,534
                                               --------------   ---------------

Net investment income ......................... 186,189,504       33,141,531
                                               --------------   ---------------

Net realized gain on investments ..............  1,338,904         14,654
                                               --------------   ---------------

Net Increase in Net Assets
  Resulting from Operations ................... $187,528,408      $33,156,185
                                               ==============   ===============


See Notes to Financial Statements                www.americancentury.com      11


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MARCH 31, 2001 AND MARCH 31, 2000

                                              CAPITAL PRESERVATION                 GOVERNMENT AGENCY
Increase in Net Assets                      2001              2000              2001              2000

OPERATIONS
Net investment income ................. $186,189,504      $149,874,202       $33,141,531       $26,049,590
Net realized gain (loss)
  on investments ......................  1,338,904          788,434            14,654             (378)
                                       ---------------   ---------------   ---------------   ---------------
Net increase in net assets
  resulting from operations ........... 187,528,408       150,662,636        33,156,185        26,049,212
                                       ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ...................... (186,189,504)     (149,874,202)     (33,010,070)      (25,960,326)
  Advisor Class .......................      --                --             (131,461)         (89,264)
From net realized gains on
  investment transactions:
  Investor Class ......................  (1,355,481)        (741,577)          (1,732)             --

  Advisor Class .......................      --                --                (7)               --
                                       ---------------   ---------------   ---------------   ---------------
Decrease in net assets
  from distributions .................. (187,544,985)     (150,615,779)     (33,143,270)      (26,049,590)
                                       ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS (NOTE 3)
Net increase in net assets
  from capital share
  transactions ........................ 111,244,099        25,384,830        45,101,813        30,116,273
                                       ---------------   ---------------   ---------------   ---------------

Net increase in net assets ............ 111,227,522        25,431,687        45,114,728        30,115,895

NET ASSETS
Beginning of period ...................3,350,236,627     3,324,804,940      557,957,896        527,842,001
                                       ---------------   ---------------   ---------------   ---------------
End of period .........................$3,461,464,149    $3,350,236,627     $603,072,624      $557,957,896
                                       ===============   ===============   ===============   ===============
Undistributed net investment income ...      --                --              $23,263             --
                                       ===============   ===============   ===============   ===============


12      1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Capital Preservation Fund (Capital Preservation) and Government Agency Money Market Fund (Government Agency) (the funds) are two of the eight funds issued by the trust. Capital Preservation seeks maximum safety and liquidity and intends to pursue its investment objectives by investing exclusively in short-term U.S. Treasury securities guaranteed by the direct full faith and credit pledge of the U.S. government. Government Agency seeks to provide the highest rate of current return on its investments, consistent with safety of principal and maintenance of liquidity by investing exclusively in short-term obligations of the U.S. government and its agencies and instrumentalities. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for Capital Preservation had not commenced as of March 31, 2001.

    SECURITY VALUATIONS -- Securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FORWARD COMMITMENTS -- Periodically, the funds enter into purchase or sale transactions on a forward commitment basis. In these transactions, the funds sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as forward commitments or "roll" transactions. Capital Preservation and Government Agency had receivables on forward commitment transactions of $690,311,650 and $24,807,413, respectively. The funds take possession of any security they purchase in these transactions. The funds maintain segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS -- Distributions from net investment income are declared daily and distributed monthly. The funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any long-term capital gains distributions.

     At March 31, 2001, Government Agency had accumulated net realized capital loss carryovers of $12,040 (expiring in 2004 through 2006) which may be used to offset future taxable gains.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1370% to 0.2500% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended March 31, 2001, the effective annual Investor Class management fee for the funds was 0.47%.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 2001

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred by Government Agency under the plan during the year ended March 31, 2001, were $11,808.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                        CAPITAL PRESERVATION                  GOVERNMENT AGENCY
                                     SHARES             AMOUNT             SHARES             AMOUNT
INVESTOR CLASS
Year ended March 31, 2001
Sold ............................ 2,166,569,385     $2,166,569,385       430,548,282      $430,548,282
Issued in reinvestment
  of distributions ..............  184,821,418       184,821,418         31,894,677        31,894,677
Redeemed ........................(2,240,146,704)    (2,240,146,704)     (417,457,555)     (417,457,555)
                                 ----------------   ----------------   ---------------   ---------------
Net increase ....................  111,244,099       $111,244,099        44,985,404        $44,985,404
                                 ================   ================   ===============   ===============

Year ended March 31, 2000
Sold ............................ 2,329,319,665     $2,329,319,665       430,818,658      $430,818,658
Issued in reinvestment
  of distributions ..............  143,840,428       143,840,428         24,964,176        24,964,176
Redeemed ........................(2,447,775,263)    (2,447,775,263)     (428,250,112)     (428,250,112)
                                 ----------------   ----------------   ---------------   ---------------
Net increase ....................   25,384,830       $25,384,830         27,532,722        $27,532,722
                                 ================   ================   ===============   ===============

ADVISOR CLASS
Year ended March 31, 2001
Sold .................................................................   1,963,628         $1,963,628
Issued in reinvestment
  of distributions ...................................................    131,731            131,731
Redeemed .............................................................   (1,978,950)       (1,978,950)
                                                                       ---------------   ---------------
Net increase .........................................................    116,409           $116,409
                                                                       ===============   ===============

Period ended March 31, 2000(1)
Sold .................................................................   22,561,363        $22,561,363
Issued in reinvestment
  of distributions ...................................................     89,271            89,271
Redeemed .............................................................  (20,067,083)      (20,067,083)
                                                                       ---------------   ---------------
Net increase .........................................................   2,583,551         $2,583,551
                                                                       ===============   ===============

(1) April 12, 1999 (commencement of sale) through March 31, 2000.


14      1-800-345-2021


Capital Preservation--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                       2001          2000          1999          1998          1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..............  $1.00         $1.00         $1.00         $1.00          $1.00
                                    -----------   -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income ............   0.06          0.05          0.05          0.05          0.05
                                    -----------   -----------   -----------   -----------   -----------
Distributions
  From Net Investment Income .......  (0.06)        (0.05)        (0.05)        (0.05)        (0.05)
                                    -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period .....  $1.00         $1.00         $1.00         $1.00          $1.00
                                    ===========   ===========   ===========   ===========   ===========
  Total Return(1) ..................   5.75%         4.63%         4.72%         5.06%         4.82%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............   0.47%         0.48%         0.48%         0.49%       0.49%(2)
Ratio of Net Investment Income
  to Average Net Assets ............   5.56%         4.51%         4.53%         4.90%         4.66%
Net Assets, End of Period
  (in thousands) ...................$3,461,464    $3,350,237    $3,324,805    $3,144,584    $2,978,015

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

(2) The ratio includes expenses paid through expense offset arrangements.


See Notes to Financial Statements                www.americancentury.com      15


Government Agency--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), and EXPENSE RATIO
(operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                                        Investor Class
                                      2001       2000       1999        1998       1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .............. $1.00      $1.00      $1.00       $1.00       $1.00
                                    --------   --------   ---------   --------   ---------
Income From Investment Operations

  Net Investment Income ............  0.06       0.05       0.05        0.05       0.05
                                    --------   --------   ---------   --------   ---------
Distributions
  From Net Investment Income ....... (0.06)     (0.05)     (0.05)      (0.05)     (0.05)
                                    --------   --------   ---------   --------   ---------
Net Asset Value, End of Period ..... $1.00      $1.00      $1.00       $1.00       $1.00
                                    ========   ========   =========   ========   =========
  Total Return(1) ..................  5.98%      4.98%      4.91%       5.14%      4.89%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............  0.47%      0.48%      0.48%       0.51%    0.57%(2)
Ratio of Net Investment Income
  to Average Net Assets ............  5.82%      4.88%      4.79%       5.02%      4.76%
Net Assets, End of Period
  (in thousands) ...................$600,373   $555,374   $527,842    $487,791   $470,759

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

(2) The ratio includes expenses paid through expense offset arrangements.


16      1-800-345-2021                        See Notes to Financial Statements


Government Agency--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                           Advisor Class
                                                          2001      2000(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ................... $1.00       $1.00
                                                        --------   ----------
Income From Investment Operations
  Net Investment Income ................................  0.06       0.04
                                                        --------   ----------
Distributions
  From Net Investment Income ........................... (0.06)     (0.04)
                                                        --------   ----------
Net Asset Value, End of Period ......................... $1.00       $1.00
                                                        ========   ==========
  Total Return(2) ......................................  5.71%      4.58%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................................  0.72%    0.73%(3)
Ratio of Net Investment Income
  to Average Net Assets ................................  5.57%    4.66%(3)
Net Assets, End of Period
  (in thousands) ....................................... $2,700     $2,584

(1) April 12, 1999 (commencement of sale) through March 31, 2000.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


See Notes to Financial Statements               www.americancentury.com      17


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Government Income Trust and Shareholder of the Capital Preservation Fund and the Government Agency Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital Preservation Fund and the Government Agency Money Market Fund (two of the eight funds in the American Century Government Income Trust hereafter referred to as the "Fund") at March 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the period ended March 31, 1997 were audited by other auditors, whose report dated May 2, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
May 9, 2001


18      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares. The Advisor Class had not commenced as of March 31, 2001, for Capital Preservation.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     CAPITAL PRESERVATION seeks to provide interest income exempt from state taxes while maintaining a stable share price by investing in U.S. Treasury money market securities.

     GOVERNMENT AGENCY seeks to provide interest income exempt from state taxes while maintaining a stable share price by investing in U.S. government money market securities.

     An investment in the funds is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates published by the Federal Reserve Bank.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the U.S. Treasury and government money market funds are:

     U.S. TREASURY MONEY MARKET FUNDS (Capital Preservation) -- funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in U.S. Treasury obligations.

     U.S. GOVERNMENT MONEY MARKET FUNDS (Government Agency) -- funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       BETH BUNNELL HUNTER
       DENISE TABACCO


20      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 15-17.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES --the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF MONEY MARKET SECURITIES

* FLOATING-RATE AGENCY NOTES (FLOATERS) -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank) whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR).

* U.S. GOVERNMENT AGENCY NOTES -- intermediate-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued with maturities ranging from three months to 30 years, but the funds only invest in those with remaining maturities of 397 days or less.

* U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- short-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued at a discount and achieve full value at maturity (typically one year or less).

* U.S. TREASURY BILLS (T-BILLS) -- short-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-bills are issued with maturities ranging from three months to one year.

* U.S. TREASURY NOTES (T-NOTES) -- intermediate-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-notes are issued with maturities ranging from two to 10 years, but the funds only invest in those with remaining maturities of 397 days or less.

OTHER SHORT-TERM INVESTMENTS

* DOLLAR ROLLS -- short-term debt agreements in which a fund buys a security and agrees to sell it back at a specific price and date (usually within seven days). The fund actually takes possession and ownership of the security until the sale date.

* REPURCHASE AGREEMENTS (REPOS) -- short-term debt agreements in which a fund buys a security and agrees to sell it back at a specific price and date (usually within seven days). The fund does not own the security; instead, the security serves as collateral for the agreement.


                                                 www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0105                                 American Century Investment Services, Inc.
SH-ANN-25401                      (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Short-Term Government


March 31, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The fiscal year ended March 31, 2001, saw the economy and financial markets do a remarkable about-face. For much of 2000, the U.S. economy was strong, while interest rates and bond yields rose. But the Federal Reserve cut interest rates dramatically after stocks and economic growth dropped off sharply late last year.

     This sharp volatility provides an excellent reminder of the value of portfolio diversification over time. For the last several years, diversification hasn't seemed to pay. And with nearly minute-by-minute market analysis available to investors, it's easy to lose sight of the fact that investing is an exercise measured in years, even decades. But historically, investors who take this diversified, long-term approach have been well rewarded for their patience through all types of markets.

     And just as we hope our shareholders follow their investing blueprint even in trying times, we continue to stick to our disciplines in all our funds here at American Century. This consistent management approach helped the Short-Term Government fund provide shareholders better-than-average returns last year (see page 4).

     Turning to corporate matters, we're proud to announce that for the second consecutive year, American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

     What's more, American Century made Fortune Magazine's list of the "100 Best Companies to Work for in America" for the second year in a row. This is an important designation for us, because we think it demonstrates how far we go to attract and retain the best people to serve our shareholders. We believe that ultimately our success, and that of our investors, is based on the quality of our "intellectual capital"--the collective wisdom of our investment and service professionals.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                               Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
SHORT-TERM GOVERNMENT
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Yields .................................................................    5
   Types of Investments ...................................................    6
   Schedule of Investments ................................................    7
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   10
   Statement of Operations ................................................   11
   Statement of Changes
      in Net Assets .......................................................   12
   Notes to Financial
      Statements ..........................................................   13
   Financial Highlights ...................................................   16
   Report of Independent
      Accountants .........................................................   18
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   19
   Background Information
      Investment Philosophy
         and Policies .....................................................   20
      Comparative Indices .................................................   20
      Lipper Rankings .....................................................   20
      Investment Team
         Leaders ..........................................................   20
   Glossary ...............................................................   21


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Government bonds performed well during the 12 months ended March 31, 2001, in what was a volatile year for stocks and the economy.

* Government agency and mortgage-backed securities were the best-performing bond sectors, as investors looked for higher-yielding, high-quality investments.

* Economic growth, corporate profits, and consumer confidence all began to slide in the second half of 2000. That prompted the Federal Reserve to cut interest rates beginning in 2001.

* Falling interest rates and bond yields meant lower mortgage rates. In the fiscal year, mortgage rates went from a high of 8.7% to near 7%.

* Lower lending rates meant a surge in mortgage refinancing, and have kept home sales running at a record annual pace despite the slowdown in the economy.

* All that recent mortgage lending activity means that the mortgage market is heavily concentrated in new, relatively low-coupon mortgages.

MANAGEMENT Q&A

* For the year ended March 31, 2001, Short-Term Government posted its highest annual return in 10 years, and returned more than the average of the 71 "Short U.S. Government" funds tracked by Lipper Inc. (see page 4).

* Healthy returns from government-agency and mortgage-backed securities boosted the fund's performance relative to the peer group.

* We added value in the mortgage-backed sector by anticipating the wave of refinancing activity.

* The management team underweighted two-year Treasurys; that position dragged on the fund's otherwise strong performance.

* Management of the fund's duration, or sensitivity to interest rates, slightly weighed on the fund's performance, though a weighting in intermediate-term agencys helped.

* We think the Federal Reserve is nearing the end of its current rate-cutting campaign, making stable to higher yields more probable in the near term.

[left margin]

               SHORT-TERM GOVERNMENT(1)
                        (TWUSX)
       TOTAL RETURNS:             AS OF 3/31/01
          6 Months                        5.12%(2)
          1 Year                          9.25%
       30-DAY SEC YIELD:                  4.69%
       INCEPTION DATE:                 12/15/82
       NET ASSETS:               $802.1 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

HEALTHY RETURNS

     Government bonds produced solid returns during the fiscal year ended March 31, 2001, because of falling interest rates and weakness in stocks and the economy. Government agency and mortgage-backed securities were the best-performing sectors of the bond market (see the table at right).

ECONOMY AND RATES

     The economy and financial markets swung around 180 degrees during the fiscal year. Economic growth and interest rates rose sharply for much of 2000, but stocks and the economy swooned late in the year.

     Economic growth ran at the slowest pace in four years during the fourth quarter of 2000, while corporate profits shrank, consumer confidence hit a two-year low, and manufacturing activity fell to its lowest level since 1991. That news prompted the Federal Reserve (the Fed) to do an about-face and cut interest rates to stimulate the economy beginning in 2001.

     Treasury bond yields also fell in 2000 because the government began buying back outstanding debt and issued fewer Treasurys. That pushed yields on longer-term Treasury bonds below those on short-term notes. For the year, the yield on the 10-year Treasury note--an important benchmark for mortgage rates--fell 109 basis points (or 1.09%).

     But the Treasury yield curve returned to a more normal, upward sloping shape as short-term yields fell dramatically in the first quarter of 2001 (see the graph below). Those yield changes were a result of the Fed cutting rates and investors fleeing stocks for the safety of short-term Treasurys.

AGENCYS AND MORTGAGES  BEAT TREASURYS

     A steeper Treasury curve and more demand for higher-yielding investments meant the spread (or difference in yield) between mortgage-backed and Treasury securities narrowed. When yield spreads narrow, agencys and mortgages generally outperform Treasurys, as happened last year.

     Mortgages and agencys were also helped by progress on some modest reforms by Fannie Mae and Freddie Mac (two major mortgage-backed bond issuers). These government-sponsored enterprises had been under fire on Capitol Hill, and that had weighed on mortgages generally.

MORTGAGE MARKET RECAP

     In the mortgage market, big changes in interest rates caused borrowing rates for homeowners to fluctuate widely. Mortgage rates hit a high of 8.7% in May before finishing March in the neighborhood of 7%. Lower borrowing costs helped home sales continue to run near all-time highs despite the economic slowdown. Meanwhile, mortgage refinancing applications were up eightfold in the 12 months ended March 31 to the highest level in more than two years.

     All that lending activity means that the mortgage market is heavily concentrated in relatively new, low-coupon mortgages.

[right margin]

"GOVERNMENT AGENCY AND MORTGAGE-BACKED SECURITIES WERE THE BEST-PERFORMING SECTORS OF THE BOND MARKET."

BOND INDEX RETURNS
FOR THE YEAR ENDED MARCH 31, 2001

SALOMON BROTHERS BROAD
     INVESTMENT-GRADE INDEX            12.57%
Salomon Brothers Government Index      13.47%
Salomon Brothers Mortgage Index        12.71%
Salomon Brothers Corporate Index       12.62%
Salomon Brothers Treasury Index        11.94%

Source: Bloomberg Financial Markets

[line graph - data below]

"DISINVERTING" TREASURY YIELD CURVE
Years to
Maturity       3/31/00          3/31/01
1               6.10%            4.12%
2               6.48%            4.18%
3               6.42%            4.31%
4               6.37%            4.44%
5               6.32%            4.56%
6               6.25%            4.64%
7               6.19%            4.71%
8               6.13%            4.78%
9               6.07%            4.85%
10              6.01%            4.92%
11              6.00%            4.95%
12              5.99%            4.98%
13              5.98%            5.01%
14              5.97%            5.04%
15              5.96%            5.07%
16              5.95%            5.10%
17              5.94%            5.13%
18              5.93%            5.16%
19              5.92%            5.19%
20              5.91%            5.22%
21              5.90%            5.25%
22              5.89%            5.28%
23              5.88%            5.30%
24              5.87%            5.32%
25              5.86%            5.34%
26              5.85%            5.36%
27              5.84%            5.38%
28              5.83%            5.40%
29              5.83%            5.42%
30              5.83%            5.44%

Source: Bloomberg Financial Markets


                                                 www.americancentury.com      3


Short-Term Government--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                            INVESTOR CLASS (INCEPTION 12/15/82)                   ADVISOR CLASS (INCEPTION 7/8/98)
             SHORT-TERM   SALOMON 1- TO 3-YR.   SHORT U.S. GOVERNMENT FUNDS(2)    SHORT-TERM   SALOMON 1- TO 3-YR.
             GOVERNMENT   TREAS./AGENCY INDEX   AVERAGE RETURN   FUND'S RANKING   GOVERNMENT   TREAS./AGENCY INDEX
========================================================================================================================
6 MONTHS(1)     5.12%           5.57%               5.35%             --             4.99%           5.57%
1 YEAR          9.25%           9.77%               9.16%        28 OUT OF 71        8.98%           9.77%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         5.68%           6.50%               5.85%        38 OUT OF 64         --              --
5 YEARS         5.68%           6.47%               5.69%        27 OUT OF 50         --              --
10 YEARS        5.63%           6.47%               5.87%        12 OUT OF 16         --              --
LIFE OF FUND    6.94%           8.04%(3)            7.31%(3)      2 OUT OF 2(3)      5.32%           6.52%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 12/31/82, the date nearest the class's inception for which data are available.

(4) Since 6/30/98, the date nearest the class's inception for which data are available.

See pages 19-21 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 3/31/01
Salomon 1- to 3-Year
   Treasury/Agency Index    $18,723
Short-Term Government       $17,300

                  Short-Term      Salomon 1- to 3-Year
                  Government      Treasury/Agency Index
DATE                VALUE                 VALUE
3/31/1991          $10,000               $10,000
3/31/1992          $10,891               $10,940
3/31/1993          $11,683               $11,862
3/31/1994          $11,821               $12,178
3/31/1995          $12,263               $12,708
3/31/1996          $13,127               $13,683
3/31/1997          $13,743               $14,421
3/31/1998          $14,658               $15,501
3/31/1999          $15,448               $16,445
3/31/2000          $15,836               $17,057
3/31/2001          $17,300               $18,723

$10,000 investment made 3/31/91

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Salomon 1- to 3-Year Treasury/Agency Index is provided for comparison in each graph. Short-Term Government's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED MARCH 31)

                  Short-Term      Salomon 1- to 3-Year
                  Government      Treasury/Agency Index
DATE                RETURN              RETURN
3/31/1992           8.91%                9.37%
3/31/1993           7.27%                8.44%
3/31/1994           1.18%                2.67%
3/31/1995           3.74%                4.35%
3/31/1996           7.05%                7.66%
3/31/1997           4.69%                5.34%
3/31/1998           6.66%                7.47%
3/31/1999           5.39%                6.10%
3/31/2000           2.51%                3.72%
3/31/2001           9.25%                9.77%


4      1-800-345-2021


Short-Term Government--Q&A
--------------------------------------------------------------------------------
[photo of Dave Schroeder]   [photo of Michael Shearer]

     An interview with Dave Schroeder (left) and Michael Shearer, portfolio managers on the Short-Term Government fund investment team.

HOW DID THE FUND PERFORM DURING THE YEAR ENDED MARCH 31, 2001?

     Short-Term Government returned 9.25%, its highest annual return in more than 10 years.* The fund also outperformed the majority of the 71 "Short U.S. Government" funds tracked by Lipper Inc. (see the previous page). Investing heavily in mortgage-backed and government agency securities, as well as our selection within those sectors, helped boost performance relative to the peer group.

LET'S START WITH MORTGAGE BONDS. WHAT DID YOU DO THERE?

     Our mortgage bond trades contributed positively to the fund's performance. We anticipated the refinancing frenzy that began when interest rates fell and homeowners rushed to lock in lower rates with new loans. For some mortgage bonds, refinancing limits returns by causing the bond to "prepay"--investors receive cash ahead of schedule, and must reinvest at lower interest rates.

     We reduced the portfolio's exposure to refinancing activity by overweighting mortgage-backed securities with discount prices--mortgages with interest coupons below the current market rate. Because of their lower coupon, these mortgages are less likely to be refinanced. As a result, they tend to perform better when rates fall.

     We added lower-coupon mortgages when they were still relatively inexpensive compared with higher-coupon mortgages. Our discount bonds increased in value as other market participants started to buy discount bonds in response to refinancing activity.

WHAT ABOUT AGENCY DEBENTURES?

     We added agency debentures when our analysis indicated they were undervalued. Agencys were the top-performing bond sector last year, so adding agencys boosted the fund's return.

WHAT DETRACTED FROM PERFORMANCE?

     One factor was that we underweighted two-year Treasurys over the last several months. That decision limited returns because short-term Treasury yields fell sharply as investors bet on Fed rate cuts by buying short-term securities. Other investors saw short-term Treasurys as a safe haven from falling stock prices.

WHY DID YOU UNDERWEIGHT TWO-YEAR TREASURYS?

     We thought they were significantly overvalued relative to non-Treasury market sectors and longer-term Treasurys.

     Our investment process seeks consistent excess returns by identifying fundamental values in the Treasury yield curve, government bond sectors, and individual bonds. We focus on relatively undervalued sectors in hopes of anticipating a return to fair value. Non-Treasury sectors offered significantly more yield, and in our opinion, less downside risk if the rally in short-term Treasury yields lost steam.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

"INVESTING HEAVILY IN MORTGAGE-BACKED AND GOVERNMENT AGENCY SECURITIES, AS WELL AS OUR SELECTION WITHIN THOSE SECTORS, HELPED BOOST PERFORMANCE RELATIVE TO THE PEER GROUP."

PORTFOLIO AT A GLANCE
                               3/31/01      3/31/00
NUMBER OF SECURITIES             90           107
WEIGHTED AVERAGE
   MATURITY                    2.0 YRS      2.8 YRS
AVERAGE DURATION               1.3 YRS      1.9 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)              0.59%        0.59%

YIELDS AS OF MARCH 31, 2001
                              INVESTOR      ADVISOR
                                CLASS        CLASS
30-DAY SEC YIELD                4.69%        4.44%

Investment terms are defined in the Glossary on pages 21-22.


                                                 www.americancentury.com      5



Short-Term Government--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT ABOUT DURATION?

     The fund's duration, or price sensitivity to interest rate changes, naturally shortened throughout the period as a result of refinancing activity. While we only make small adjustments to duration, the fund's overall duration was slightly short relative to the benchmark. Having a shorter duration weighed on performance somewhat as interest rates fell throughout the period.

     However, most of the fund's duration came from intermediate-term agency debentures. Having a longer duration within that sector helped because agency yields fell most during the period.

WHAT'S YOUR NEAR-TERM OUTLOOK FOR INTEREST RATES AND BONDS?

     The economy's better-than-expected performance in the first quarter of 2001 suggests that sluggish growth is more likely than an all-out recession. As a result, our belief is that the Fed is 80% done with the current easing cycle. In addition, bond prices seem to be reflecting expectations of only about another half percent decline in rates. We interpret those conditions to mean that the Treasury rally is nearing its end, making stable to higher yields more probable in the coming months.

IN THAT ENVIRONMENT, HOW DO YOU PLAN TO POSITION THE FUND?

     We'll probably maintain a conservative weighting and a neutral to short duration in Treasurys, while seeking to add value in agencys by occasionally overweighting the sector when we think yields are favorable. We will likely adjust Treasury duration as the yield on two-year notes changes--lengthening if note yields rise to the 4.50-4.62% range and shortening if yields drop to around 4.0%.

     We are considering adding a small position in Treasury inflation-indexed securities (TIIS), which appear to hold a significant yield advantage over nominal Treasurys. Unlike other bonds, the principal value of TIIS is adjusted up for inflation. If annual inflation measured by the consumer price index runs at least 1.8%, the income from TIIS will exceed that of nominal Treasurys. We're expecting at least 3% inflation this year.

     We're looking at TIIS maturing in 2007-- that maturity will soon become the shortest inflation-indexed Treasury issue, which could boost their prices as investors move from TIIS maturing in 2002 into the next-shortest issue.

     And of course, we'll continue to monitor mortgage refinancing, and the relative values of different coupon mortgages. The dramatic spike in refinancing applications could cause investors to overpay for discount mortgages. The demand for lower-coupon mortgages could create values in higher coupon mortgages. If that occurs, we may book gains in our discount bonds and trade up for higher yields.

PLEASE EXPLAIN THE PROSPECTUS SUPPLEMENT INCLUDED WITH THIS REPORT.

     The supplement updates the fund's prospectus to reflect one important change. Effective August 1, 2001, the fund can hold up to 20% of assets in investment-grade U.S. corporate securities. This change gives us more flexibility to remain competitive for shareholders-- many of the industry's most recognized government bond funds hold investment-grade corporate bonds. The change frees us to look for the best relative values, yields, and appreciation potential throughout the investment-grade market. We'll still use the same disciplined investment approach, but now we can apply it more broadly.

[left margin]

"EFFECTIVE AUGUST 1, 2001, THE FUND CAN HOLD UP TO 20% OF ASSETS IN INVESTMENT-GRADE U.S. CORPORATE SECURITIES."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                                 AS OF MARCH 31, 2001
U.S. TREASURY SECURITIES                  49%
MORTGAGE-BACKED SECURITIES                32%
U.S. GOVT. AGENCY SECURITIES              18%
TEMPORARY CASH INVESTMENTS                 1%

                               AS OF SEPTEMBER 30, 2000
U.S. TREASURY SECURITIES                  49%
MORTGAGE-BACKED SECURITIES                36%
U.S. GOVT. AGENCY SECURITIES              14%
TEMPORARY CASH INVESTMENTS                 1%

Investment terms are defined in the Glossary on pages 21-22.


6      1-800-345-2021


Short-Term Government--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001

Principal Amount                ($ in Thousands)                       Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 49.1%
                 $130,000  U.S. Treasury Notes, 5.50%,
                              8/31/01                                   $130,609
                   35,000  U.S. Treasury Notes, 6.125%,
                              12/31/01                                    35,492
                  143,000  U.S. Treasury Notes, 6.625%,
                              3/31/02                                    146,436
                   40,000  U.S. Treasury Notes, 5.75%,
                              4/30/03                                     41,185
                   36,500  U.S. Treasury Notes, 5.75%,
                              8/15/03                                     37,699
                                                                        --------
TOTAL U.S. TREASURY SECURITIES                                           391,421
                                                                        --------
   (Cost $386,224)

FIXED-RATE MORTGAGE-BACKED SECURITIES(1) -- 21.8%
FHLMC -- 14.7%
                    9,104  FHLMC Pool #E00846, 7.50%,
                              5/1/15                                       9,388
                    6,862  FHLMC Pool #E00523, 6.50%,
                              12/1/12                                      6,983
                   15,428  FHLMC Pool #E00535, 6.00%,
                              2/1/13                                      15,486
                    7,011  FHLMC Pool #E00540, 6.00%,
                              3/1/13                                       7,026
                   16,943  FHLMC Pool #E00957, 6.00%,
                              2/1/16                                      16,949
                    7,039  FHLMC Pool #E077605, 6.00%,
                              6/1/14                                       7,048
                    5,751  FHLMC Pool #E64136, 6.50%,
                              5/1/11                                       5,861
                    9,098  FHLMC Pool #E78664, 7.00%,
                              9/1/14                                       9,315
                    1,751  FHLMC Pool #E79039, 7.00%,
                              12/1/14                                      1,793
                   10,924  FHLMC Pool #E79748, 7.00%,
                              1/1/15                                      11,184
                    3,305  FHLMC Pool #G10439, 6.50%,
                              1/1/11                                       3,373
                   19,059  FHLMC Pool #G11055, 6.00%,
                              10/1/15                                     19,082
                    3,851  FHLMC Pool #G40164, 6.50%,
                              11/1/02                                      3,899
                                                                        --------
                                                                         117,387
                                                                        --------
FNMA -- 7.0%
                    4,512  FNMA Pool #252566, 6.00%,
                              7/1/14                                       4,516
                   25,465  FNMA Pool #313958, 6.50%,
                              1/1/13                                      25,902
                    4,831  FNMA Pool #398280, 6.00%,
                              3/1/13                                       4,840
                    1,870  FNMA Pool #433206, 6.00%,
                              6/1/13                                       1,876

Principal Amount                ($ in Thousands)                       Value
--------------------------------------------------------------------------------

               $    7,556  FNMA Pool #524716, 7.50%,
                              4/1/15                                    $  7,786
                   11,000  FNMA Pool #576157, 5.50%,
                              3/1/16                                      10,792
                                                                        --------
                                                                          55,712
                                                                        --------
GNMA -- 0.1%
                      274  GNMA Pool #001291, 9.50%,
                              11/20/19                                       296
                      132  GNMA Pool #001565, 5.50%,
                              1/20/09                                        131
                       38  GNMA Pool #199973, 9.00%,
                              12/20/16                                        40
                      164  GNMA Pool #220128, 9.00%,
                              8/20/17                                        174
                       86  GNMA Pool #220134, 9.50%,
                              8/20/17                                         93
                       75  GNMA Pool #234860, 9.50%,
                              10/20/17                                        80
                                                                        --------
                                                                             814
                                                                        --------
TOTAL FIXED-RATE MORTGAGE-BACKED
SECURITIES                                                               173,913
                                                                        --------
   (Cost $168,126)

U.S. GOVERNMENT AGENCY SECURITIES -- 18.4%
                   67,000  FHLB, 6.25%, 11/15/02                          68,745
                   76,000  FNMA, 5.75%, 4/15/03                           77,665
                                                                        --------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                        146,410
                                                                        --------
   (Cost $142,593)

COLLATERALIZED MORTGAGE OBLIGATIONS(1) -- 5.1%
FHLMC -- 0.6%
                    2,886  FHLMC REMIC, Series 1558,
                              Class A, 6.00%, 5/15/22                      2,904
                      938  FHLMC REMIC, Series 1678,
                              Class PE, 5.60%, 7/15/07                       938
                    1,091  FHLMC REMIC, Series 1934,
                              Class HB SEQ, 6.50%,
                              8/17/21                                      1,091
                                                                        --------
                                                                           4,933
                                                                        --------
FNMA -- 1.7%
                    4,750  FNMA REMIC, Series 1992-140,
                              Class ZA, 9.00%, 11/25/06                    4,819
                    5,232  FNMA REMIC, Series 1993-233,
                              Class J, 6.00%, 6/25/08                      5,275
                      288  FNMA REMIC, Series 1996-12,
                              Class A SEQ, 6.50%,
                              12/25/17                                       287
                    2,776  FNMA REMIC, Series 1996-64,
                              Class PB, 6.50%, 1/18/19                     2,790
                                                                        --------
                                                                          13,171
                                                                        --------


See Notes to Financial Statements                www.americancentury.com      7


Short-Term Government--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 2001

Principal Amount                ($ in Thousands)                       Value
--------------------------------------------------------------------------------
GNMA -- 2.8%
               $    1,413  GNMA REMIC, Series 1996-15,
                              Class J SEQ, 7.00%, 1/16/07               $  1,424
                      672  GNMA REMIC, Series 1996-15,
                              Class K SEQ, 7.00%, 9/16/06                    676
                   19,489  GNMA REMIC, Series 1999-28,
                              Class VA, 6.50%, 1/20/07                    20,002
                                                                        --------
                                                                          22,102
                                                                        --------
PRIVATE LABEL(2)
                       69  Dean Witter CMO Trust I, Class A
                              Floater, 7.31%, 4/20/01, resets
                              quarterly off the 3-month LIBOR
                              plus 0.50% with a 0.50% floor
                              and a 13.00% cap(3)                             69
                                                                        --------
TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS                                                      40,275
                                                                        --------
   (Cost $39,382)

ADJUSTABLE-RATE MORTGAGE-BACKED
SECURITIES(1) -- 4.8%
FHLMC -- 2.1%
                      313  FHLMC Pool #390263, 7.125%,
                              1/1/21                                         316
                      258  FHLMC Pool #606095, 8.21%,
                              11/1/18                                        262
                       32  FHLMC Pool #635104, 7.60%,
                              8/1/18                                          32
                    1,393  FHLMC Pool #755188, 8.36%,
                              9/1/20                                       1,454
                       51  FHLMC Pool #775473, 7.36%,
                              6/1/21                                          53
                      635  FHLMC Pool #876559, 8.94%,
                              3/1/24                                         656
                   13,898  FHLMC Pool #E80800, 7.00%,
                              6/1/15                                      14,225
                                                                        --------
                                                                          16,998
                                                                        --------
FNMA -- 2.6%
                      407  FNMA Pool #013786, 7.15%,
                              8/1/18                                         416
                      185  FNMA Pool #020155, 7.49%,
                              8/1/14                                         189
                      158  FNMA Pool #025432, 8.00%,
                              4/1/16                                         159
                      215  FNMA Pool #036922, 8.25%,
                              8/1/16                                         220
                      172  FNMA Pool #061392, 8.32%,
                              7/1/17                                         179
                      873  FNMA Pool #061401, 8.29%,
                              5/1/17                                         910
                       58  FNMA Pool #062835, 7.21%,
                              1/1/27                                          59

Principal Amount                ($ in Thousands)                       Value
--------------------------------------------------------------------------------

              $        66  FNMA Pool #062836, 6.53%,
                              4/1/26                                    $     67
                      185  FNMA Pool #064708, 8.25%,
                              2/1/18                                         195
                      695  FNMA Pool #066415, 7.85%,
                              7/1/17                                         711
                      629  FNMA Pool #070030, 7.94%,
                              2/1/18                                         641
                      115  FNMA Pool #070184, 8.40%,
                              1/1/27                                         119
                      177  FNMA Pool #070186, 8.17%,
                              6/1/18                                         182
                      665  FNMA Pool #070595, 8.05%,
                              1/1/20                                         686
                      188  FNMA Pool #070716, 6.96%,
                              1/1/29                                         192
                      239  FNMA Pool #105843, 8.50%,
                              1/1/17                                         247
                       72  FNMA Pool #116473, 8.12%,
                              12/1/18                                         73
                      255  FNMA Pool #129482, 7.30%,
                              8/1/21                                         259
                    1,779  FNMA Pool #142402, 8.06%,
                              9/1/19                                       1,818
                      525  FNMA Pool #145556, 7.75%,
                              1/1/22                                         540
                       95  FNMA Pool #162880, 8.08%,
                              5/1/18                                          97
                      630  FNMA Pool #163993, 8.23%,
                              5/1/22                                         645
                      306  FNMA Pool #169868, 8.40%,
                              6/1/22                                         321
                      132  FNMA Pool #173165, 8.43%,
                              7/1/22                                         138
                      307  FNMA Pool #190647, 8.32%,
                              8/1/23                                         316
                      101  FNMA Pool #220498, 8.625%,
                              6/1/23                                         104
                       86  FNMA Pool #222649, 8.65%,
                              7/1/23                                          88
                      389  FNMA Pool #244477, 7.99%,
                              8/1/19                                         397
                    1,145  FNMA Pool #303336, 8.14%,
                              8/1/23                                       1,177
                       71  FNMA Pool #318767, 8.90%,
                              10/1/25                                         73
                    8,638  FNMA Pool #328192, 8.25%,
                              5/1/25                                       8,912
                       94  FNMA Pool #328733, 8.26%,
                              1/1/23                                          96
                      183  FNMA Pool #334441, 7.90%,
                              5/1/22                                         187
                      292  FNMA Pool #336479, 8.51%,
                              3/1/21                                         301
                                                                        --------
                                                                          20,714
                                                                        --------


8      1-800-345-2021                          See Notes to Financial Statements


Short-Term Government--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 2001

Principal Amount                ($ in Thousands)                       Value
--------------------------------------------------------------------------------
GNMA -- 0.1%
              $        95  GNMA Pool #008230, 7.375%,
                              5/20/17                                   $     96
                      213  GNMA Pool #008763, 7.875%,
                              2/20/21                                        218
                      139  GNMA Pool #008872, 8.125%,
                              11/20/21                                       144
                        6  GNMA Pool #008902, 7.375%,
                              1/20/22                                          6
                      182  GNMA Pool #008964, 8.25%,
                              8/20/26                                        188
                                                                        --------
                                                                             652
                                                                        --------
TOTAL ADJUSTABLE-RATE
MORTGAGE-BACKED SECURITIES                                                38,364
                                                                        --------
   (Cost $37,719)

TEMPORARY CASH INVESTMENTS -- 0.8%
                    6,200  SLMA Discount Notes, 5.13%,
                              4/2/01(4)                                    6,200
                                                                        --------
   (Cost $6,199)

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $796,583
                                                                        ========
   (Cost $780,243)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

REMIC = Real Estate Mortgage Investment Conduit

SEQ = Sequential Payer

SLMA = Student Loan Marketing Association

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Category is less than 0.05% of total investment securities.

(3) Interest reset date is indicated. Rate shown is effective March 31, 2001.

(4) Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements                www.americancentury.com      9



Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MARCH 31, 2001

ASSETS                                   (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $780,243)
  (Note 3) ..............................................         $     796,583
Cash ....................................................                   198
Receivable for investments sold .........................                    48
Receivable for capital shares sold ......................                   340
Interest receivable .....................................                12,148
                                                                  -------------
                                                                        809,317
                                                                  -------------

LIABILITIES
Payable for capital shares redeemed .....................                 6,774
Accrued management fees (Note 2) ........................                   398
Distribution fees payable (Note 2) ......................                     1
Service fees payable (Note 2) ...........................                     1
Dividends payable .......................................                    89
Payable for trustees' fees and expenses .................                     2
                                                                  -------------
                                                                          7,265
                                                                  -------------
Net Assets ..............................................         $     802,052
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in .........................................         $     880,986
Accumulated net realized loss
  on investment transactions ............................               (95,274)
Net unrealized appreciation
  on investments (Note 3) ...............................                16,340
                                                                  -------------
                                                                  $     802,052
                                                                  =============

Investor Class, ($ and shares in full)
Net assets ..............................................         $ 797,718,169
Shares outstanding ......................................            84,243,891
Net asset value per share ...............................         $        9.47

Advisor Class, ($ and shares in full)
Net assets ..............................................         $   4,334,027
Shares outstanding ......................................               457,700
Net asset value per share ...............................         $        9.47


10      1-800-345-2021                         See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MARCH 31, 2001

INVESTMENT INCOME                                                (In Thousands)
Income:
Interest .........................................................       $49,356
                                                                         -------

Expenses (Note 2):
Management fees ..................................................         4,481
Distribution fees -- Advisor Class ...............................             7
Service fees -- Advisor Class ....................................             7
Trustees' fees and expenses ......................................            24
                                                                         -------
                                                                           4,519
                                                                         -------

Net investment income ............................................        44,837
                                                                         -------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments .................................         2,415
Change in net unrealized appreciation on investments .............        20,765
                                                                         -------

Net realized and unrealized gain on investments ..................        23,180
                                                                         -------

Net Increase in Net Assets Resulting from Operations .............       $68,017
                                                                         =======


See Notes to Financial Statements                www.americancentury.com      11


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MARCH 31, 2001 AND MARCH 31, 2000

Increase (Decrease) in Net Assets                         2001           2000

OPERATIONS                                                  (In Thousands)
Net investment income ............................     $  44,837      $  43,560
Net realized gain (loss) on investments ..........         2,415        (20,193)
Change in net unrealized appreciation
  (depreciation) on investments ..................        20,765         (4,264)
                                                       ---------      ---------
Net increase in net assets
  resulting from operations ......................        68,017         19,103
                                                       ---------      ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .................................       (44,683)       (43,547)
  Advisor Class ..................................          (154)           (13)
                                                       ---------      ---------
Decrease in net assets from distributions ........       (44,837)       (43,560)
                                                       ---------      ---------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net assets
  from capital share transactions ................        16,048        (45,157)
                                                       ---------      ---------

Net increase (decrease) in net assets ............        39,228        (69,614)

NET ASSETS
Beginning of period ..............................       762,824        832,438
                                                       ---------      ---------
End of period ....................................     $ 802,052      $ 762,824
                                                       =========      =========


12      1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Short-Term Government Fund (the fund) is one of the eight funds issued by the trust. The fund is diversified under the 1940 Act. The investment objective of the fund is to provide investors with a high level of current income, consistent with stability of principal. The fund intends to pursue this objective by investing in securities of the U.S. government and its agencies. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains in excess of available capital loss carryovers are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    As of March 31, 2001, the fund had accumulated net realized capital loss carryovers, for federal income tax purposes, of $94,983,851 (expiring in 2002 through 2009), which may be used to offset future taxable gains.

    The fund has elected to treat $264,198 of net capital losses incurred in the five month period ended March 31, 2001, as having been incurred in the following fiscal year.


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 2001

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended March 31, 2001, the effective annual Investor Class management fee was 0.59%.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the year ended March 31, 2001, were $13,906.

    The fund has a bank line of credit agreement with J.P. Morgan Chase & Co. J.P. Morgan Chase & Co. is an equity investor in American Century Companies, Inc. See Note 5 for information on the bank line of credit.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of U.S. government and agency securities, excluding short-term investments, for the year ended March 31, 2001, were $607,272,967 and $623,887,356, respectively.

    On March 31, 2001, accumulated net unrealized appreciation was $16,314,391, based on the aggregate cost of investments for federal income tax purposes of $780,268,451, which consisted of unrealized appreciation of $16,498,127 and unrealized depreciation of $183,736.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 2001

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                                       SHARES          AMOUNT
INVESTOR CLASS                                              (In Thousands)
Year ended March 31, 2001
Sold ...........................................         25,106       $ 232,902
Issued in reinvestment of distributions ........          4,544          42,239
Redeemed .......................................        (28,381)       (262,844)
                                                      ---------       ---------
Net increase ...................................          1,269       $  12,297
                                                      =========       =========

Year ended March 31, 2000
Sold ...........................................         14,402       $ 133,071
Issued in reinvestment of distributions ........          4,472          41,446
Redeemed .......................................        (23,790)       (220,046)
                                                      ---------       ---------
Net decrease ...................................         (4,916)      $ (45,529)
                                                      =========       =========

ADVISOR CLASS                                               (In Thousands)
Year ended March 31, 2001
Sold ...........................................          2,433       $  22,835
Issued in reinvestment of distributions ........             15             139
Redeemed .......................................         (2,041)        (19,223)
                                                      ---------       ---------
Net increase ...................................            407       $   3,751
                                                      =========       =========

Year ended March 31, 2000
Sold ...........................................             63       $     579
Issued in reinvestment of distributions ........              1               9
Redeemed .......................................            (23)           (216)
                                                      ---------       ---------
Net increase ...................................             41       $     372
                                                      =========       =========

--------------------------------------------------------------------------------
5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended March 31, 2001.


                                                 www.americancentury.com      15


Short-Term Government--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                           Investor Class
                                            2001          2000          1999          1998(1)          1997          1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $      9.19   $      9.47   $      9.46   $      9.49      $      9.47   $      9.51
                                       -----------   -----------   -----------   -----------      -----------   -----------
Income From Investment Operations
  Net Investment Income ..............        0.54          0.52          0.49          0.21             0.52          0.51
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..        0.28         (0.28)         0.01         (0.03)            0.02         (0.04)
                                       -----------   -----------   -----------   -----------      -----------   -----------
  Total From Investment Operations ...        0.82          0.24          0.50          0.18             0.54          0.47
                                       -----------   -----------   -----------   -----------      -----------   -----------
Distributions
  From Net Investment Income .........       (0.54)        (0.52)        (0.49)        (0.21)           (0.52)        (0.51)
                                       -----------   -----------   -----------   -----------      -----------   -----------
Net Asset Value, End of Period ....... $      9.47   $      9.19   $      9.47   $      9.46      $      9.49   $      9.47
                                       ===========   ===========   ===========   ===========      ===========   ===========
  Total Return(2) ....................        9.25%         2.51%         5.39%         1.95%            5.86%         5.09%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................        0.59%         0.59%         0.59%         0.59%(3)         0.68%         0.70%
Ratio of Net Investment Income
to Average Net Assets ................        5.87%         5.48%         5.15%         5.43%(3)         5.53%         5.39%
Portfolio Turnover Rate ..............          92%          323%          196%           54%             293%          246%
Net Assets, End of Period
  (in thousands) ..................... $   797,718   $   762,363   $   832,344   $   808,464      $   519,332   $   349,772

(1) The fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period. For years prior to 1998, the fund's fiscal year end was October 31.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


16      1-800-345-2021                        See Notes to Financial Statements


Short-Term Government--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                         Advisor Class
                                                 2001       2000      1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........ $    9.19  $    9.47 $    9.49
                                              ---------  --------- ---------
Income From Investment Operations
  Net Investment Income .....................      0.52       0.49      0.33
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .........      0.28      (0.28)    (0.02)
                                              ---------  --------- ---------
  Total From Investment Operations ..........      0.80       0.21      0.31
                                              ---------  --------- ---------
Distributions
  From Net Investment Income ................     (0.52)     (0.49)    (0.33)
                                              ---------  --------- ---------
Net Asset Value, End of Period .............. $    9.47  $    9.19 $    9.47
                                              =========  ========= =========
  Total Return(2) ...........................      8.98%      2.26%     3.37%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .....................      0.84%      0.84%     0.84%(3)
Ratio of Net Investment Income
  to Average Net Assets .....................      5.62%      5.23%     4.77%(3)
Portfolio Turnover Rate .....................        92%       323%      196%(4)
Net Assets, End of Period (in thousands) .... $   4,334  $     461 $      94

(1) July 8, 1998 (commencement of sale) through March 31, 1999.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 1999.


See Notes to Financial Statements               www.americancentury.com      17


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Government Income Trust and Shareholders of the Short-Term Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Government Fund (one of the eight funds in the American Century Government Income Trust hereafter referred to as the "Fund") at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended October 31, 1996 were audited by other auditors, whose report dated November 20, 1996, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
May 9, 2001


18      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     SHORT-TERM GOVERNMENT seeks current income by investing in U.S. government and agency securities. The fund maintains a weighted average maturity of three years or less. Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The SALOMON BROTHERS 1- TO 3-YEAR TREASURY/AGENCY INDEX is based on the price fluctuations of U.S. Treasury and government agency notes with maturities of 1-3 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's SHORT U.S. GOVERNMENT FUNDS category invest at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than three years.

[left margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
       DAVE SCHROEDER
       MICHAEL SHEARER


20      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 16-17.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of the portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

*   COUPON -- the stated interest rate of a security.

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship--more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk.

SECURITY TYPES

* COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) --a generic mortgage derivative. Mortgage derivatives are usually securities created (derived) from a pool of mortgages or mortgage-backed securities. Whereas a typical mortgage-backed security is an ownership interest in a complete mortgage pool, a derivative is usually an interest in just one part of a pool.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.


                                                 www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

* U.S. TREASURY INFLATION-INDEXED SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0105                                 American Century Investment Services, Inc.
SH-ANN-25403                      (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

GNMA


March 31, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The fiscal year ended March 31, 2001, saw the economy and financial markets do a remarkable about-face. For much of 2000, the U.S. economy was strong, while interest rates and bond yields rose. But the Federal Reserve cut interest rates dramatically after stocks and economic growth dropped off sharply late last year.

     This sharp volatility provides an excellent reminder of the value of portfolio diversification over time. For the last several years, diversification hasn't seemed to pay. And with nearly minute-by-minute market analysis available to investors, it's easy to lose sight of the fact that investing is an exercise measured in years, even decades. But historically, investors who take this diversified, long-term approach have been well rewarded for their patience through all types of markets.

     And just as we hope our shareholders follow their investing blueprint even in trying times, we continue to stick to our disciplines in all our funds here at American Century. This consistent management approach helped the GNMA fund provide shareholders better-than-average yields and returns last year (see pages 4 and 5).

     Turning to corporate matters, we're proud to announce that for the second consecutive year, American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

     What's more, American Century made Fortune Magazine's list of the "100 Best Companies to Work for in America" for the second year in a row. This is an important designation for us, because we think it demonstrates how far we go to attract and retain the best people to serve our shareholders. We believe that ultimately our success, and that of our investors, is based on the quality of our "intellectual capital"--the collective wisdom of our investment and service professionals.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                                Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
GNMA
   Performance Information ..................................................  4
   Management Q&A ...........................................................  5
   Portfolio at a Glance ....................................................  5
   Yields ...................................................................  5
   Types of Investments .....................................................  6
   Schedule of Investments ..................................................  7
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ...........................................................  8
   Statement of Operations ..................................................  9
   Statement of Changes
      in Net Assets ......................................................... 10
   Notes to Financial
      Statements ............................................................ 11
   Financial Highlights ..................................................... 14
   Report of Independent
      Accountants ........................................................... 16
OTHER INFORMATION
   Share Class and Retirement
      Account Information ................................................... 17
   Background Information
      Investment Philosophy
         and Policies ....................................................... 18
      Comparative Indices ................................................... 18
      Lipper Rankings ....................................................... 18
      Investment Team
         Leaders ............................................................ 18
   Glossary ................................................................. 19


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Investment-grade bonds performed well during the 12 months ended March 31, 2001, in what was a volatile year for stocks and the economy.

* Mortgage-backed securities were one of the best-performing bond sectors, as investors looked for higher-yielding, high-quality investments.

* Economic growth, corporate profits, and consumer confidence all began to slide in the second half of 2000. That prompted the Federal Reserve to cut interest rates beginning in 2001.

* Falling interest rates and bond yields meant lower mortgage rates. In the fiscal year, mortgage rates went from a high of 8.7% to near 7%.

* Lower lending rates meant a surge in mortgage refinancing, and have kept home sales running at a record annual pace despite the slowdown in the economy.

* This recent mortgage lending activity means that the mortgage market is heavily concentrated in new, relatively low-coupon mortgages.

MANAGEMENT Q&A

* American Century GNMA provided investors better-than-average returns during a difficult year for stocks and the economy (see page 4 for detailed performance information).

* We're also proud to note that our fund's 30-day SEC yield ranked #1 among the 57 GNMA funds tracked by Lipper on March 31 (see page 5).

* We think our disciplined management approach has helped performance over time--we track the GNMA mortgage market while trying to add value on the margin.

* One way we improved performance was by holding a modest position in Treasury inflation-indexed securities (TIIS). TIIS outperformed GNMA mortgages and nominal Treasury bonds, while helping us reduce the fund's exposure to mortgage prepayments.

* We think interest rates could stabilize or rise modestly, which would argue for a slowdown in mortgage prepayments.

* Effective August 1, 2001, the GNMA fund will be renamed Ginnie Mae. The name change will not affect the fund's investment policies or objectives.

[left margin]

                        GNMA(1)
                        (BGNMX)
       TOTAL RETURNS:           AS OF 3/31/01
          6 Months                      6.55%(2)
          1 Year                       11.70%
       30-DAY SEC YIELD:                6.77%
       INCEPTION DATE:                9/23/85
       NET ASSETS:               $1.4 billion(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 19-20.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

HEALTHY RETURNS

     Investment-grade bonds produced solid returns during the fiscal year ended March 31, 2001, because of falling interest rates and weakness in stocks and the economy. Mortgage-backed securities were one of the best-performing sectors of the bond market (see the table at right).

ECONOMY AND RATES

     The economy and financial markets swung around 180 degrees during the fiscal year. Economic growth and interest rates rose sharply for much of 2000, but stocks and the economy swooned late in the year.

     Economic growth ran at the slowest pace in four years during the fourth quarter of 2000, while corporate profits shrank, consumer confidence hit a two-year low, and manufacturing activity fell to its lowest level since 1991. That news prompted the Federal Reserve (the Fed) to do an about-face and cut interest rates to stimulate the economy beginning in 2001.

     Treasury bond yields also fell in 2000 because the government began buying back outstanding debt and issued fewer Treasurys. That pushed yields on longer-term Treasury bonds below those on short-term notes. For the year, the yield on the 10-year Treasury note--an important benchmark for mortgage rates--fell 109 basis points (or 1.09%).

     But the Treasury yield curve returned to a more normal, upward sloping shape as short-term yields fell dramatically in the first quarter of 2001. Those yield changes were a result of the Fed cutting rates and investors fleeing stocks for the safety of short-term Treasurys.

MORTGAGES BEAT TREASURYS

     A steeper Treasury curve and more demand for higher-yielding investments meant the spread (or yield difference) between mortgage-backed and Treasury securities narrowed. When yield spreads narrow, mortgages generally outperform Treasurys, as happened last year.

     Mortgages were also helped by progress on some modest reforms by Fannie Mae and Freddie Mac (two major mortgage-backed bond issuers). These government-sponsored enterprises had been under fire on Capitol Hill, and that had weighed on mortgages generally.

MORTGAGE MARKET RECAP

     In the mortgage market, big changes in interest rates caused borrowing rates for homeowners to fluctuate widely. Mortgage rates hit a high of 8.7% in May before finishing March in the neighborhood of 7%. Lower borrowing costs helped home sales continue to run near all-time highs despite the economic slowdown. Meanwhile, mortgage refinancing applications were up eightfold in the 12 months ended March 31 to the highest level in more than two years (see the graph at right).

     That surge in lending activity means that the mortgage market is heavily concentrated in relatively new, low-coupon mortgages.

[right margin]

"MORTGAGE-BACKED SECURITIES WERE ONE OF THE BEST-PERFORMING SECTORS OF THE BOND MARKET."

BOND INDEX RETURNS
FOR THE YEAR ENDED MARCH 31, 2001

SALOMON BROTHERS BROAD
     INVESTMENT-GRADE INDEX            12.57%
Salomon Brothers Government Index      13.47%
Salomon Brothers Mortgage Index        12.71%
Salomon Brothers Corporate Index       12.62%
Salomon Brothers Treasury Index        11.94%

Source: Bloomberg Financial Markets

[line graph - data below]

REFINANCING APPLICATIONS AND INTEREST RATES

                     10-Year               Mortgage Bankers Association
                 Treasury Yields        Index of Refinancing Applications
DATE              (left scale)                   (right scale)
3/31/00              6.004%                         340.60
4/7/00               5.853%                         364.20
4/14/00              5.850%                         354.80
4/21/00              5.987%                         341.90
4/28/00              6.212%                         336.20
5/5/00               6.505%                         331.30
5/12/00              6.511%                         330.90
5/19/00              6.494%                         326.20
5/26/00              6.331%                         288.80
6/2/00               6.152%                         318.10
6/9/00               6.126%                         329.40
6/16/00              5.971%                         329.30
6/23/00              6.185%                         319.20
6/30/00              6.031%                         338.50
7/7/00               6.001%                         335.40
7/14/00              6.096%                         371.90
7/21/00              5.998%                         359.60
7/28/00              6.034%                         346.00
8/4/00               5.901%                         360.10
8/11/00              5.790%                         403.30
8/18/00              5.773%                         383.60
8/25/00              5.729%                         395.00
9/1/00               5.679%                         404.50
9/8/00               5.739%                         452.90
9/15/00              5.839%                         440.70
9/22/00              5.848%                         451.30
9/29/00              5.801%                         470.60
10/6/00              5.812%                         475.00
10/13/00             5.723%                         498.60
10/20/00             5.631%                         587.20
10/27/00             5.713%                         654.60
11/3/00              5.827%                         651.20
11/10/00             5.782%                         690.40
11/17/00             5.704%                         602.70
11/24/00             5.624%                         576.40
12/1/00              5.503%                         663.90
12/8/00              5.299%                         758.40
12/15/00             5.180%                         777.20
12/22/00             5.006%                         794.10
12/29/00             5.112%                         761.50
1/5/01               4.931%                        1572.10
1/12/01              5.250%                        2800.60
1/19/01              5.168%                        2123.30
1/26/01              5.268%                        1992.10
2/2/01               5.148%                        2612.50
2/9/01               5.030%                        2647.70
2/16/01              5.109%                        2346.10
2/23/01              5.097%                        2140.40
3/2/01               4.947%                        2543.60
3/9/01               4.929%                        2264.80
3/16/01              4.770%                        2053.00
3/23/01              4.815%                        2802.50
3/30/01              4.917%                        2726.10

Source: Bloomberg Financial Markets


                                                 www.americancentury.com      3


GNMA--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                            INVESTOR CLASS (INCEPTION 9/23/85)              ADVISOR CLASS (INCEPTION 10/9/97)
                       SALOMON 30-YEAR             GNMA FUNDS(2)                        SALOMON 30-YEAR
                GNMA     GNMA INDEX      AVERAGE RETURN   FUND'S RANKING         GNMA     GNMA INDEX
=================================================================================================================
6 MONTHS(1)     6.55%       6.33%            6.20%             --                6.42%       6.33%
1 YEAR         11.70%      11.93%           11.19%        16 OUT OF 55          11.42%      11.93%
=================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         6.38%       7.00%            6.00%         9 OUT OF 42           6.12%       7.00%
5 YEARS         7.03%       7.55%            6.67%         9 OUT OF 38            --          --
10 YEARS        7.48%       7.93%            7.14%         5 OUT OF 22            --          --
LIFE OF FUND    8.36%       9.21%(3)         7.95%(4)      4 OUT OF 12(4)        6.25%       7.12%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 9/30/85, the date nearest the class's inception for which data are available.

(4) Since 10/31/85, the date nearest the class's inception for which data are available.

(5) Index data since 9/30/97, the date nearest the class's inception for which data are available.

See pages 17-19 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 3/31/01
Salomon 30-Year
   GNMA Index       $21,453
GNMA                $20,572

                                    Salomon 30-Year
                     GNMA             GNMA Index
DATE                 VALUE              VALUE
3/31/1991           $10,000            $10,000
3/31/1992           $11,184            $11,210
3/31/1993           $12,446            $12,487
3/31/1994           $12,607            $12,663
3/31/1995           $13,305            $13,447
3/31/1996           $14,646            $14,907
3/31/1997           $15,505            $15,797
3/31/1998           $17,088            $17,514
3/31/1999           $18,056            $18,616
3/31/2000           $18,419            $19,166
3/31/2001           $20,572            $21,453

$10,000 investment made 3/31/91

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Salomon 30-Year GNMA Index is provided for comparison in each graph. GNMA's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED MARCH 31)

                                    Salomon 30-Year
                     GNMA             GNMA Index
DATE                RETURN              RETURN
3/31/1992           11.84%              12.10%
3/31/1993           11.28%              11.39%
3/31/1994            1.30%               1.41%
3/31/1995            5.53%               6.19%
3/31/1996           10.08%              10.86%
3/31/1997            5.87%               5.97%
3/31/1998           10.21%              10.87%
3/31/1999            5.66%               6.29%
3/31/2000            2.01%               2.95%
3/31/2001           11.70%              11.93%

* From 5/9/91 (the fund's inception date) to 6/30/91.


4      1-800-345-2021


GNMA--Q&A
--------------------------------------------------------------------------------
[photo of Casey Colton]

     An interview with Casey Colton, a portfolio manager on the GNMA investment team.

HOW DID THE GNMA FUND PERFORM IN THE FISCAL YEAR ENDED MARCH 31, 2001?

     The GNMA fund provided shareholders solid performance during a sharp downturn in the U.S. economy and stock market. The portfolio's performance relative to the competition is also worth mentioning--GNMA's 11.70% return was better than the 11.19% average return of the 55 GNMA funds tracked by Lipper Inc.*

     In addition, our fund's three-, five-, and 10-year average annual returns for the periods ended March 31, 2001, all ranked in the top quarter of the Lipper group. (See the previous page for additional performance comparisons.)

MANY SHAREHOLDERS INVEST IN GNMA  FOR INCOME. HOW DID THE FUND'S YIELD STACK UP

     According to Lipper, our GNMA fund had the highest yield in its peer group. GNMA's 6.77% 30-day SEC yield ranked #1 out of 57 GNMA funds recognized by Lipper on March 31. We're proud of those performance numbers, because we think they show we've been hitting our target of giving shareholders high current income and solid long-term returns without any unwanted surprises.

THAT'S A FAMILIAR REFRAIN, BUT HOW DO YOU ACHIEVE SUCH SOLID LONG-TERM RESULTS IN PRACTICE?

     Our story is consistent because we use the same disciplined management approach over time. We try to track the broad market for GNMA mortgages, making modest adjustments to the portfolio when we think we can add value. The other thing that's been consistent over time is that our expenses are lower than those of the average GNMA fund. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

WHAT CHANGES DID YOU MAKE TO HELP PERFORMANCE?

     With interest rates falling, our biggest challenge was to limit the effect of mortgage prepayments on the portfolio. One way to do that is to avoid the higher-coupon mortgages we think are likely to be refinanced, by trading down into lower-coupon mortgages. Relatively new mortgages with coupons of 7.5% and 8% are among the most vulnerable to refinancing, so we underweighted them relative to the benchmark.

     The other way we tried to add some refinancing protection was to allocate a small slice of the fund to Treasury securities.

TELL US ABOUT THE FUND'S TREASURY HOLDINGS.

     At the end of March, we had about 17% of assets in Treasury inflation-indexed securities (TIIS), whose principal value is adjusted for changes in inflation. We felt TIIS were offering attractive yields relative to both mortgages and nominal Treasury bonds. We remain committed to providing an investment that moves in line with the GNMA market, so this is about as much as we'd consider holding in TIIS.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

"OUR BIGGEST CHALLENGE WAS TO LIMIT THE EFFECT OF MORTGAGE PREPAYMENTS ON THE PORTFOLIO."

PORTFOLIO AT A GLANCE
                           3/31/01      3/31/00
NUMBER OF SECURITIES        3,105        3,204
AVERAGE DURATION           3.0 YRS      4.1 YRS
AVERAGE LIFE               6.0 YRS      7.9 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.59%        0.59%

YIELDS AS OF MARCH 31, 2001
                          INVESTOR      ADVISOR
                            CLASS        CLASS
30-DAY SEC YIELD            6.77%        6.52%

Investment terms are defined in the Glossary on pages 19-20.


                                                 www.americancentury.com      5


GNMA--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT WAS THE ATTRACTION OF TIIS?

     Holding TIIS proved to be a good way to boost fund performance--an uptick in inflation meant TIIS outperformed both nominal Treasury bonds and GNMA mortgages for the year. The median Consumer Price Index has run at 0.3% a month since last September, and came in at a 4% annual rate in March.

     Now consider that TIIS yields have been only about 1.6% to 1.8% below the yields on comparable nominal Treasury bonds. The difference in yield between nominal Treasurys and the real yield on TIIS is called the "breakeven" rate of inflation--it's how fast inflation would have to run over the course of a year for yields on the two securities to be equal. Because of their inflation adjustment, TIIS outperform when inflation exceeds the breakeven rate, while nominal Treasurys do better when inflation is below that rate. We gained by holding TIIS when inflation far exceeded the breakeven rate.

HOW DID THOSE CHANGES AFFECT THE  FUND'S DURATION?

     TIIS helped here, too--holding some TIIS was a modest help in maintaining the portfolio's duration, which naturally decreased because of all the mortgage refinancing activity. The portfolio's duration went from about 4.1 to 3 years over the course of the year. Those changes were about in-line with the fluctuations we saw in the benchmark index.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES AND MORTGAGE-BACKED SECURITIES?

     We think the Fed's done a pretty good job trying to reinvigorate economic growth--they could be done cutting interest rates as early as mid-year. That would be relatively positive for mortgage-backed securities, because it would mean refinancing activity should slow down. It could be good for mortgages for another reason--mortgage-backed securities tend to do best in an environment where interest rates are stable, or change only gradually. That's when their higher yields really help boost performance relative to Treasury bonds.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

     We'll continue to try to give shareholders an investment that moves in line with the broader mortgage market while looking to add value on the margin. For now, we think the best way to do that is to hold a small stake in inflation-indexed bonds. TIIS allow us to better manage our duration while adding more yield than we could get on either mortgages or nominal Treasurys. But if we're right and mortgage prepayments slow, we would look to reallocate some of our TIIS position into attractively valued mortgages.

SPEAKING OF CHANGES GOING FORWARD, CAN YOU EXPLAIN THE PROSPECTUS SUPPLEMENT INCLUDED WITH THIS REPORT?

     The supplement updates the fund's prospectus to reflect one important change: Effective August 1, 2001, the GNMA fund will be renamed Ginnie Mae. Our market research indicates that the GNMA name is confusing for investors, so we hope the name change makes the fund easier to understand. The name change will not affect the fund's investment policies or objectives.

[left margin]

"EFFECTIVE AUGUST 1, 2001, THE GNMA FUND WILL BE RENAMED GINNIE MAE."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

                               AS OF MARCH 31, 2001
GNMAS                                   83%
U.S. TREASURY AND AGENCY
   SECURITIES                           17%

                             AS OF SEPTEMBER 30, 2000
GNMAS                                   87%
U.S. TREASURY SECURITIES                11%
TEMPORARY CASH INVESTMENTS               2%

Investment terms are defined in the Glossary on pages 19-20.


6      1-800-345-2021


GNMA--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES(1) -- 83.0%
           $   49,603,939  GNMA, 6.00%, 7/20/16 to
                              3/15/29                             $   48,676,500
              320,595,559  GNMA, 6.50%, 6/15/23 to
                              1/15/31                                321,031,709
              351,253,435  GNMA, 7.00%, 9/15/08 to
                              1/15/31                                357,043,893
                6,537,879  GNMA, 7.25%, 9/15/22 to
                              12/20/25                                 6,637,862
              205,023,817  GNMA, 7.50%, 1/15/06 to
                              2/20/31                                210,663,248
                2,580,650  GNMA, 7.65%, 6/15/16 to
                              2/15/18                                  2,657,067
                5,903,150  GNMA, 7.75%, 9/20/17 to
                              1/20/26                                  6,068,355
                3,757,268  GNMA, 7.77%, 4/15/20 to
                              1/15/21                                  3,900,322
                2,144,795  GNMA, 7.85%, 11/20/20 to
                              10/20/22                                 2,220,709
                  752,204  GNMA, 7.89%, 9/20/22                          779,113
                2,312,507  GNMA, 7.98%, 6/15/19                        2,416,579
               59,947,882  GNMA, 8.00%, 6/15/06 to
                              1/15/30                                 62,281,967
                1,007,047  GNMA, 8.15%, 11/15/19 to
                              2/15/21                                  1,046,997
               11,440,152  GNMA, 8.25%, 2/15/06 to
                              5/15/27                                 11,874,758
                4,649,344  GNMA, 8.35%, 1/15/19 to
                              12/15/20                                 4,854,672
               43,588,531  GNMA, 8.50%, 12/15/04 to
                              5/15/31                                 45,469,062
                1,776,399  GNMA, 8.625%, 1/15/32                       1,860,693
                6,495,482  GNMA, 8.75%, 2/15/16 to
                              7/15/27                                  6,721,413
               23,063,008  GNMA, 9.00%, 11/15/04 to
                              3/15/25                                 24,527,201
                5,652,305  GNMA, 9.25%, 5/15/16 to
                              8/15/26                                  5,978,313
                9,098,547  GNMA, 9.50%, 6/15/09 to
                              7/20/25                                  9,768,185
                1,640,768  GNMA, 9.75%, 6/15/05 to
                              11/20/21                                 1,755,941
                1,574,221  GNMA, 10.00%, 11/15/09 to
                              1/20/22                                  1,721,303
                1,012,525  GNMA, 10.25%, 5/15/12 to
                              2/15/21                                  1,106,556
                  473,699  GNMA, 10.50%, 12/20/13 to
                              3/15/21                                    517,654

Principal Amount                                                       Value
--------------------------------------------------------------------------------

           $      303,949  GNMA, 10.75%, 12/15/09 to
                              8/15/19                             $      333,223
                1,133,992  GNMA, 11.00%, 12/15/09 to
                              8/15/20                                  1,252,212
                   26,797  GNMA, 11.25%, 10/20/15 to
                              2/20/16                                     29,530
                  243,736  GNMA, 11.50%, 7/15/10 to
                              2/20/20                                    270,758
                  183,286  GNMA, 12.00%, 10/15/10 to
                              1/20/15                                    210,010
                   81,664  GNMA, 12.25%, 8/15/13 to
                              5/15/15                                     94,009
                  320,033  GNMA, 12.50%, 5/15/10 to
                              5/15/15                                    370,020
                  731,275  GNMA, 13.00%, 1/15/11 to
                              8/15/15                                    852,727
                   34,269  GNMA, 13.25%, 1/20/15                          40,340
                  225,600  GNMA, 13.50%, 5/15/10 to
                              11/15/14                                   266,579
                   10,642  GNMA, 13.75%, 8/15/14                          12,558
                   15,355  GNMA, 14.00%, 6/15/11 to
                              10/15/12                                    18,173
                  131,235  GNMA, 14.50%, 9/15/12 to
                              12/15/12                                   154,866
                  228,935  GNMA, 15.00%, 6/15/11 to
                              10/15/12                                   275,962
                   67,365  GNMA, 16.00%, 10/15/11 to
                              3/15/12                                     81,245
                                                                  --------------
TOTAL MORTGAGE-BACKED SECURITIES                                   1,145,842,284
                                                                  --------------
   (Cost $1,125,202,841)

U.S. TREASURY SECURITIES -- 16.6%
              116,655,400  U.S. Treasury Inflation Indexed
                              Notes, 3.50%, 1/15/11                  118,660,475
              106,725,000  U.S. Treasury Inflation Indexed
                              Notes, 3.875%, 1/15/09                 110,994,107
                                                                  --------------
TOTAL U.S. TREASURY SECURITIES                                       229,654,582
                                                                  --------------
   (Cost $229,278,921)

TEMPORARY CASH INVESTMENTS -- 0.4%
                6,200,000  SLMA Discount Notes, 5.13%,
                              4/2/01(2)                                6,200,000
                                                                  --------------
   (Cost $6,199,117)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $1,381,696,866
                                                                  ==============
   (Cost $1,360,680,879)

NOTES TO SCHEDULE OF INVESTMENTS

GNMA = Government National Mortgage Association

SLMA = Student Loan Marketing Association

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Rate disclosed is the yield to maturity at purchase.


See Notes to Financial Statements                www.americancentury.com      7


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MARCH 31, 2001

ASSETS
Investment securities, at value (identified cost
  of $1,360,680,879) (Note 3) ..............................    $ 1,381,696,866
Cash .......................................................            400,275
Receivable for investments sold ............................             10,937
Receivable for capital shares sold .........................          2,466,490
Interest receivable ........................................          8,427,617
                                                                ---------------
                                                                  1,393,002,185
                                                                ---------------

LIABILITIES
Payable for capital share redeemed .........................          4,072,178
Accrued management fees (Note 2) ...........................            680,757
Distribution fees payable (Note 2) .........................              5,878
Service fees payable (Note 2) ..............................              5,878
Dividends payable ..........................................          1,154,624
Payable for trustees' fees and expenses ....................              2,141
Accrued expenses and other liabilities .....................                699
                                                                ---------------
                                                                      5,922,155
                                                                ---------------
Net Assets .................................................    $ 1,387,080,030
                                                                ===============

NET ASSETS CONSIST OF:
Capital paid in ............................................    $ 1,395,329,752
Accumulated net realized loss
  on investment transactions ...............................        (29,265,709)
Net unrealized appreciation
  on investments (Note 3) ..................................         21,015,987
                                                                ---------------
                                                                $ 1,387,080,030
                                                                ===============

Investor Class
Net assets .................................................    $ 1,358,978,382
Shares outstanding .........................................        127,835,347
Net asset value per share ..................................    $         10.63

Advisor Class
Net assets .................................................    $    28,101,648
Shares outstanding .........................................          2,643,443
Net asset value per share ..................................    $         10.63


8      1-800-345-2021                          See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MARCH 31, 2001

INVESTMENT INCOME
Income:
Interest .......................................................    $ 92,028,891
                                                                    ------------

Expenses (Note 2):
Management fees ................................................       7,502,772
Distribution fees -- Advisor Class .............................          45,507
Service fees -- Advisor Class ..................................          45,507
Trustees' fees and expenses ....................................          39,616
                                                                    ------------
                                                                       7,633,402
                                                                    ------------

Net investment income ..........................................      84,395,489
                                                                    ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ...............................       4,916,326
Change in net unrealized
  appreciation on investments ..................................      53,512,562
                                                                    ------------

Net realized and unrealized
  gain on investments ..........................................      58,428,888
                                                                    ------------

Net Increase in Net Assets
  Resulting from Operations ....................................    $142,824,377
                                                                    ============


See Notes to Financial Statements                www.americancentury.com      9


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MARCH 31, 2001 AND MARCH 31, 2000

Increase (Decrease) in Net Assets                     2001              2000

OPERATIONS
Net investment income ........................ $    84,395,489  $    86,638,647
Net realized gain (loss) on investments ......       4,916,326      (12,625,280)
Change in net unrealized appreciation
  (depreciation) on investments ..............      53,512,562      (49,501,818)
                                               ---------------  ---------------
Net increase in net assets
  resulting from operations ..................     142,824,377       24,511,549
                                               ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .............................     (83,247,273)     (86,043,341)
  Advisor Class ..............................      (1,148,216)        (595,306)
                                               ---------------  ---------------
Decrease in net assets from distributions ....     (84,395,489)     (86,638,647)
                                               ---------------  ---------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net assets
  from capital share transactions ............      75,567,741     (107,306,222)
                                               ---------------  ---------------

Net increase (decrease) in net assets ........     133,996,629     (169,433,320)

NET ASSETS
Beginning of period ..........................   1,253,083,401    1,422,516,721
                                               ---------------  ---------------
End of period ................................ $ 1,387,080,030  $ 1,253,083,401
                                               ===============  ===============


10      1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. GNMA Fund (the fund) is one of the eight funds issued by the trust. The fund is diversified under the 1940 Act. The fund seeks to provide a high level of current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-backed Ginnie Mae certificates. The following accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the C Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the C Class had not commenced as of March 31, 2001.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment advisor, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the fund's custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    FORWARD COMMITMENTS -- The fund may purchase and sell U.S. government securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At March 31, 2001, accumulated net realized capital loss carryovers, for federal income tax purposes, of $28,338,488 (expiring in 2003 through 2009) may be used to offset future taxable realized gains.

    The fund has elected to treat $417,811 of net capital losses incurred in the five month period ended March 31, 2001, as having been incurred in the following fiscal year.


                                                 www.americancentury.com      11


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 2001

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended March 31, 2001, the effective annual Investor Class management fee was 0.59%.

    The Board of Trustees has adopted a Master Distribution and Shareholder Services Plan (the plan) for the Advisor Class and C Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class and C Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.50%, respectively, and service fees equal to 0.25%. The fees are computed daily and paid monthly based on the average daily closing net assets during the previous month for the Advisor Class or the C Class. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class and C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the year ended March 31, 2001, were $91,014.

    The fund has a bank line of credit agreement with J.P. Morgan Chase & Co. J.P. Morgan Chase & Co. is an equity investor in American Century Companies, Inc. See Note 5 for information on the bank line of credit.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of U.S. Treasury and Agency obligations, excluding short-term investments, for the year ended March 31, 2001, were $1,783,812,058 and $1,799,612,725, respectively.

    On March 31, 2001, accumulated net unrealized appreciation was $21,015,987, which consisted of unrealized appreciation of $23,418,952 and unrealized depreciation of $2,402,965. The aggregate cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.


12      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 2001

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                                     SHARES           AMOUNT
INVESTOR CLASS
Year ended March 31, 2001
Sold .........................................      29,648,458    $ 296,622,673
Issued in reinvestment of distributions ......       6,538,453       67,698,786
Redeemed .....................................     (30,372,047)    (302,897,283)
                                                 -------------    -------------
Net increase .................................       5,814,864    $  61,424,176
                                                 =============    =============

Year ended March 31, 2000
Sold .........................................      73,365,290    $ 755,281,468
Issued in reinvestment of distributions ......       6,817,037       70,016,977
Redeemed .....................................     (91,470,162)    (939,117,877)
                                                 -------------    -------------
Net decrease .................................     (11,287,835)   $(113,819,432)
                                                 =============    =============

ADVISOR CLASS
Year ended March 31, 2001
Sold .........................................       3,204,097    $  33,557,794
Issued in reinvestment of distributions ......         106,182        1,103,718
Redeemed .....................................      (1,953,989)     (20,517,947)
                                                 -------------    -------------
Net increase .................................       1,356,290    $  14,143,565
                                                 =============    =============

Year ended March 31, 2000
Sold .........................................       1,487,980    $  15,220,064
Issued in reinvestment of distributions ......          50,545          517,711
Redeemed .....................................        (902,081)      (9,224,565)
                                                 -------------    -------------
Net increase .................................         636,444    $   6,513,210
                                                 =============    =============

--------------------------------------------------------------------------------
5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended March 31, 2001.


                                                 www.americancentury.com      13


GNMA--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                                                      Investor Class
                                             2001            2000            1999            1998            1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $       10.16   $       10.62   $       10.67   $       10.33   $       10.45
                                       -------------   -------------   -------------   -------------   -------------
Income From Investment Operations
  Net Investment Income ..............          0.68            0.67            0.64            0.69            0.71
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..          0.47           (0.46)          (0.05)           0.34           (0.12)
                                       -------------   -------------   -------------   -------------   -------------
  Total From Investment Operations ...          1.15            0.21            0.59            1.03            0.59
                                       -------------   -------------   -------------   -------------   -------------
Distributions
  From Net Investment Income .........         (0.68)          (0.67)          (0.64)          (0.69)          (0.71)
                                       -------------   -------------   -------------   -------------   -------------
Net Asset Value, End of Period ....... $       10.63   $       10.16   $       10.62   $       10.67   $       10.33
                                       =============   =============   =============   =============   =============
  Total Return(1) ....................         11.70%           2.01%           5.66%          10.21%           5.84%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............          0.59%           0.59%           0.59%           0.58%           0.55%(2)
Ratio of Net Investment Income
  to Average Net Assets ..............          6.57%           6.42%           5.98%           6.49%           6.84%
Portfolio Turnover Rate ..............           143%            133%            119%            133%            105%
Net Assets, End of Period
  (in thousands) ..................... $   1,358,978   $   1,240,003   $   1,415,607   $   1,285,641   $   1,119,165

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

(2) The ratio includes expenses paid through expense offset arrangements.


14      1-800-345-2021                        See Notes to Financial Statements


GNMA--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                            Advisor Class
                                          2001          2000          1999         1998(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $    10.16   $    10.62   $    10.67   $    10.63
                                       ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income ..............       0.65         0.64         0.61         0.31
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..       0.47        (0.46)       (0.05)        0.04
                                       ----------   ----------   ----------   ----------
  Total From Investment Operations ...       1.12         0.18         0.56         0.35
                                       ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income .........      (0.65)       (0.64)       (0.61)       (0.31)
                                       ----------   ----------   ----------   ----------
Net Asset Value, End of Period ....... $    10.63   $    10.16   $    10.62   $    10.67
                                       ==========   ==========   ==========   ==========
  Total Return(2) ....................      11.42%        1.76%        5.40%        3.30%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............       0.84%        0.84%        0.84%        0.84%(3)
Ratio of Net Investment Income
  to Average Net Assets ..............       6.32%        6.17%        5.73%        5.92%(3)
Portfolio Turnover Rate ..............        143%         133%         119%         133%(4)
Net Assets, End of Period
  (in thousands) ..................... $   28,102   $   13,080   $    6,910   $      460

(1) October 9, 1997 (commencement of sale) through March 31, 1998.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 1998.


See Notes to Financial Statements                www.americancentury.com      15


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Government Income Trust and Shareholders of the GNMA Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the GNMA Fund (one of the eight funds in the American Century Government Income Trust hereafter referred to as the "Fund") at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the period ended March 31, 1997 were audited by other auditors, whose report dated May 2, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
May 9, 2001


16      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class. Although not available at the period end of this report, C Class will be authorized for sale in the near future.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      17


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     GNMA seeks to provide a high level of current income, consistent with safety of principal, by investing primarily in mortgage-backed GNMA certificates. Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The SALOMON BROTHERS 30-YEAR GNMA INDEX is a market-capitalization weighted index of 30-year GNMA single-family mortgages.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for GNMA is:

     GNMA FUNDS -- funds that invest at least 65% of their assets in Government National Mortgage Association (Ginnie Mae) securities.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Manager
       CASEY COLTON


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 14-15.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

*   COUPON -- the stated interest rate of a security.

* DURATION EXTENSION -- the lengthening of a mortgage-backed security's duration, typically because of rising interest rates. When interest rates rise sharply, higher interest rates reduce prepayments (which is good for investors), but the lower level of prepayments causes GNMA durations to extend, which makes price declines more severe.

* PREPAYMENT -- paying off a mortgage early, often by selling or refinancing. Prepayments occur most frequently when homeowners refinance their mortgages to take advantage of falling interest rates. Prepayments shorten the lives of mortgage portfolios and force GNMA investors to reinvest in lower-yielding mortgage pools. Therefore, when prepayment levels climb, mortgage analysts increase the prepayment assumptions used to price mortgage-backed securities. As a result, mortgage-backed security durations shorten, limiting the price gains from falling interest rates.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* AVERAGE DURATION -- a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* AVERAGE LIFE -- a measure of the sensitivity of a mortgage-backed securities portfolio to interest rate changes. Although it is similar to weighted average maturity, average life takes into account the gradual payments of principal that occur with mortgage-backed securities. As a result, average life is a better measure of interest rate sensitivity for mortgage-backed securities.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets.

TYPES OF SECURITIES

* GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES (GNMAS) -- mortgage-backed securities issued by the Government National Mortgage Association, a U.S. government agency. A GNMA is backed by a pool of fixed-rate mortgages. A GNMA is also backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal. This means GNMA investors will receive their share of interest and principal payments whether or not borrowers make their scheduled mortgage payments.

* REPURCHASE AGREEMENTS (REPOS) -- short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days).


                                                 www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

* U.S. TREASURY INFLATION-INDEXED SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


20      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0105                                 American Century Investment Services, Inc.
SH-ANN-25405                      (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Inflation-Adjusted Treasury


March 31, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The winds of change reshaped the investment landscape during the year ended March 31, 2001. As last year began to wane, so too did U.S. economic growth. Corporate earnings warnings increased, consumer confidence and spending--the backbone of our nation's economy--fell sharply, and stocks continued to head south for the winter. Spurred into action by the deteriorating environment, the Federal Reserve embarked on an aggressive rate-cutting campaign early in 2001.

     Seeking shelter from that storm, many investors found bonds a somewhat forgotten safe haven. With stocks posting double-digit gains in recent years, the benefits of diversification outside of equities have seemed rather elusive. Yet historically speaking, investors who take a balanced, long-term approach have been well rewarded for their patience through all types of markets.

     During the last year, our Inflation-Adjusted Treasury fund provided investors with just such rewards. Buoyed by rising inflation, the fund posted its best one-year return since its inception in 1997 (see page 4). Our investment professionals discuss the market environment and details surrounding the fund's solid return starting on page 3.

     Turning to corporate matters, we're proud to announce that for the second consecutive year, American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

     What's more, American Century made Fortune Magazine's list of the "100 Best Companies to Work for in America" for the second year in a row. This is an important designation for us, because we think it demonstrates how far we go to attract and retain the best people to serve our shareholders. We believe that ultimately our success, and that of our investors, is based on the quality of our "intellectual capital"--the collective wisdom of our investment and service professionals.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                                Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
INFLATION-ADJUSTED TREASURY
   Performance Information ..................................................  4
   Management Q&A ...........................................................  5
   Portfolio at a Glance ....................................................  5
   Yields ...................................................................  5
   Types of Investments .....................................................  6
   Schedule of Investments ..................................................  7
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ...........................................................  8
   Statement of Operations ..................................................  9
   Statement of Changes
      in Net Assets ......................................................... 10
   Notes to Financial
      Statements ............................................................ 11
   Financial Highlights ..................................................... 14
   Report of Independent
      Accountants ........................................................... 16
OTHER INFORMATION
   Share Class and Retirement
      Account Information ................................................... 17
   Background Information
      Investment Philosophy
         and Policies ....................................................... 18
      Comparative Indices ................................................... 18
      Investment Team
         Leaders ............................................................ 18
   Glossary ................................................................. 19


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Treasury inflation-indexed securities (TIIS) posted strong returns during the year ended March 31, 2001.

* The catalyst for falling rates over the past year was a sharp slowdown in the U.S. economy.

* With the economy downshifting and the Federal Reserve cutting rates, bond yields fell significantly across the board.

* TIIS were in greater demand primarily because inflation has been higher than in recent years.

* Energy prices have been soaring since mid-1999, and they continued to lead the overall inflation increase during the past year.

* The inflation adjustments to the principal value of TIIS totaled 3.7% for the one-year period.

FUND PERFORMANCE

* Inflation-Adjusted Treasury posted its best one-year return since its inception in 1997 (see performance information on page 4).

* The fund's return came up short of its benchmark, the Salomon Brothers U.S. Inflation-Linked Index, primarily because of the portfolio's cash position.

* Holding cash can be favorable for fund performance when bond prices fall, but it's a negative when bonds rally.

FUND STRATEGY

* Inflation-Adjusted Treasury's assets tripled in the past year, with most of the new money coming in over the last six months.

*   We put all of the cash to work in TIIS as quickly and prudently as we could.

* We weren't able to find much in the way of agency securities for the portfolio, though we would have liked to because they outperformed TIIS during the fiscal year.

* The addition of more TIIS to the portfolio reduced the inflation-indexed TVA bond portion to about 9%.

OUTLOOK

* Though inflation has leveled off somewhat in the past year, and the slowing economy will probably keep it from rising further, that doesn't mean it's going away.

* So far in 2001, the energy price surge has eased slightly, but rising costs in the housing and service sectors of the economy have picked up the slack.

* Energy prices could still be an important factor thanks to the utility problems on the West Coast.

* We like the outlook for TIIS, especially in light of our inflation expectations going forward.

* TIIS should also benefit from greater demand in the inflation-indexed securities market.

* We feel that Inflation-Adjusted Treasury is well positioned for the current market environment.

[left margin]

              INFLATION-ADJUSTED TREASURY(1)
                         (ACITX)
       TOTAL RETURNS:               AS OF 3/31/01
          6 Months                          8.05%(2)
          1 Year                           12.62%
       30-DAY SEC YIELD:                    9.27%
       INCEPTION DATE:                    2/10/97
       NET ASSETS:                  $58.7 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 19-20.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE OVERVIEW

     Treasury inflation-indexed securities (TIIS) posted strong returns during the year ended March 31, 2001. TIIS benefited from an ideal environment characterized by falling interest rates and rising inflation. TIIS also outperformed the broader Treasury bond market-- the Salomon U.S.
Inflation-Linked Index returned 13.54% for the year, while the Salomon Treasury Index returned 11.94%.

THE ECONOMY DOWNSHIFTS

     The catalyst for falling rates over the past year was a sharp slowdown in the U.S. economy. A year ago, the economy was still growing at a robust pace after nearly a decade of sustained expansion, thanks to resilient consumer spending and productivity improvements resulting from technology upgrades. At that time, the Federal Reserve (the Fed) was in the midst of a series of interest rate increases designed to slow the burgeoning economy.

     The Fed's rate hikes took hold in the second half of 2000 and brought the economy to an abrupt halt by the end of the year. As businesses cut back on their capital spending, the manufacturing sector weakened considerably, consumer confidence sank to a two-year low, and more and more public companies warned of shrinking profits--sending the stock market into a tailspin. The Fed did an about-face, lowering short-term rates three times in the first quarter of 2001

     With the economy downshifting and the Fed cutting rates, bond yields fell significantly across the board (see the graph at right). TIIS yields came down more than nominal Treasury yields because of increased demand, mainly from institutional investors (such as mutual funds).

INFLATION UPTURN

     TIIS were in greater demand primarily because inflation has been higher than in recent years. For the year ended March 31, 2001, the consumer price index (CPI) rose 2.9%, which is down from a peak of 3.7% during the 12 months ended January 2001, but still higher than the 2% annual rate prevalent during the late 1990s. In addition, inflation has accelerated in recent months, rising at a 4% annual rate during the first quarter of 2001.

     Energy prices have been soaring since mid-1999, and they continued to lead the overall inflation increase during the past year. However, medical care and housing costs have also been on the rise, especially in the last six months.

     The inflation adjustments to the principal value of TIIS totaled 3.7% for the one-year period, more than the CPI's one-year increase. The inflation adjustments are based on the increase in the CPI, but with a three-month lag, so the adjustments through March 31 reflect the CPI increase through December 31.

[right margin]

"WITH THE ECONOMY DOWNSHIFTING AND THE FED CUTTING RATES, BOND YIELDS FELL SIGNIFICANTLY ACROSS THE BOARD."

[line graph - data below]

10-YEAR TREASURY YIELD COMPARISON

             10-year Nominal Treasury       10-year TIIS
3/31/00               6.02%                     4.01%
4/28/00               6.23%                     3.98%
5/31/00               6.29%                     4.18%
6/30/00               6.03%                     4.07%
7/31/00               6.04%                     4.02%
8/31/00               5.73%                     4.00%
9/29/00               5.80%                     3.97%
10/31/00              5.76%                     3.85%
11/30/00              5.45%                     3.79%
12/29/00              5.12%                     3.73%
1/31/01               5.16%                     3.51%
2/28/01               4.91%                     3.34%
3/30/01               4.92%                     3.29%

Source: Yield Book


                                                 www.americancentury.com      3


Inflation-Adjusted Treasury--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

         INVESTOR CLASS (INCEPTION 2/10/97)   ADVISOR CLASS (INCEPTION 6/15/98)
              INFLATION-    SALOMON                INFLATION-    SALOMON
               ADJUSTED    INFLATION-               ADJUSTED    INFLATION-
               TREASURY   LINKED INDEX              TREASURY   LINKED INDEX
6 MONTHS(1)      8.05%       8.67%                    7.92%        8.67%
1 YEAR          12.62%      13.54%                   12.35%       13.54%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          7.10%       7.94%                     --           --
LIFE OF FUND     5.46%       6.14%(2)                 6.92%        8.19%(3)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 1/31/97, the date nearest the class's inception for which data are available.

(3) Index data since 6/30/98, the date nearest the class's inception for which data are available.

See pages 17-19 for information about share classes, returns, and the comparative index.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 3/31/01
Salomon Inflation-Linked Index     $12,819
Inflation-Adjusted Treasury        $12,458

                Inflation-Adjusted    Salomon Inflation-
                     Treasury            Linked Index
DATE                  VALUE                 VALUE
2/10/1997            $10,000               $10,000
3/31/1997             $9,802                $9,808
6/30/1997             $9,885                $9,897
9/30/1997            $10,019               $10,040
12/31/1997           $10,102               $10,158
3/31/1998            $10,140               $10,194
6/30/1998            $10,256               $10,325
9/30/1998            $10,489               $10,614
12/31/1998           $10,450               $10,556
3/31/1999            $10,482               $10,613
6/30/1999            $10,609               $10,753
9/30/1999            $10,646               $10,811
12/31/1999           $10,627               $10,808
3/31/2000            $11,062               $11,291
6/30/2000            $11,298               $11,546
9/30/2000            $11,529               $11,796
12/31/2000           $11,914               $12,224
3/31/2001            $12,458               $12,819

$10,000 investment made 2/10/97*

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Salomon Inflation-Linked Index is provided for comparison. Inflation-Adjusted Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)

                Inflation-Adjusted    Salomon Inflation-
                    Treasury            Linked Index
DATE                 RETURN                RETURN
3/31/1997*           -1.98%                -1.92%
3/31/1998             3.45%                 3.92%
3/31/1999             3.37%                 4.10%
3/31/2000             5.52%                 6.39%
3/31/2001            12.62%                13.54%

* Fund data from 2/10/97, the class's inception date. Index data from 1/31/97, the date nearest the class's inception for which data are available.


4      1-800-345-2021


Inflation-Adjusted Treasury--Q&A
--------------------------------------------------------------------------------
[photo of Dave Schroeder]

     An interview with Dave Schroeder, a portfolio manager on the Inflation-Adjusted Treasury fund investment team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED MARCH 31, 2001?

     Inflation-Adjusted Treasury posted its best one-year return since its inception in 1997. For the fiscal year, the fund returned 12.62%, compared with the 13.54% return of its performance benchmark, the Salomon Brothers U.S. Inflation-Linked Index.* (See the previous page for other performance comparisons.)

WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

     The fund's return wasn't too far out of line with the index. The main reason the fund came up short was because of its cash position. Inflation-Adjusted Treasury's assets tripled in the past year, with most of the new money coming in over the last six months. As a result, there were times when a portion of fund assets--sometimes as much as 10% of the portfolio--was in cash.

     Holding cash can be favorable for fund performance when the market is falling, but it's a negative factor when bonds are rallying, as they did for much of the fiscal year. We made an effort to invest incoming cash quickly, but we also did it prudently to keep transaction costs down.

WHERE DID YOU INVEST THE INCOMING CASH?

     We put all of it into Treasury inflation-indexed securities (TIIS). For the most part, we spread it evenly across the maturity spectrum to keep the portfolio's composition in line with that of the index, but we allocated some extra cash to maturities where we found the best values.

     For example, we overweighted TIIS maturing in 2007. We thought these bonds offered the best yield advantage relative to ordinary Treasury bonds. As of March 31, the difference in yield between a six-year Treasury bond and a six-year TIIS was about 1.6%; in other words, inflation would have to be less than 1.6% a year over the next six years for the Treasury bond to provide the best return. That seems pretty unlikely to us, so we think six-year TIIS are an attractive buy.

     We were also overweight TIIS maturing in 2029. Because of the federal budget surplus, there has been some talk of eliminating issuance of long-term TIIS, and these bonds would likely increase in value if that happens.

WHY DIDN'T YOU BUY ANY GOVERNMENT AGENCY BONDS?

     There aren't very many inflation-indexed government agency bonds out there, and they don't trade very often. Agencies don't issue much inflation-indexed debt because the interest costs tend to be higher than for fixed-rate debt. As a result, we weren't able to find much in the way of agency securities for the portfolio, though we would have liked to because they outperformed TIIS during the fiscal year.

[right margin]

"INFLATION-ADJUSTED TREASURY POSTED ITS BEST
ONE-YEAR RETURN SINCE ITS INCEPTION IN 1997."

PORTFOLIO AT A GLANCE
                               3/31/01       3/31/00
NUMBER OF SECURITIES              7             5
WEIGHTED AVERAGE
   MATURITY                   12.8 YRS      12.7 YRS
AVERAGE DURATION               8.9 YRS       8.9 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)              0.51%         0.51%

YIELDS AS OF MARCH 31, 2001
                               INVESTOR      ADVISOR
                                CLASS         CLASS
30-DAY SEC YIELD                9.27%         9.03%

Investment terms are defined in the Glossary on pages 19-20.

* All fund returns and yields referenced in this interview are for Investor Class shares.


                                                 www.americancentury.com      5


Inflation-Adjusted Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     A year ago, inflation-indexed agency bonds were yielding about 60 basis points (0.60%) more than comparable TIIS, but that spread has narrowed to 45 basis points.

     The fund still owns an agency bond issued by the Tennessee Valley Authority that matures in January 2007, but it's become a much smaller part of the portfolio. Six months ago, the inflation-indexed TVA bond made up about 19% of fund assets, but the addition of more TIIS reduced that portion to about 9%.

LOOKING AHEAD, WHAT ARE YOUR INFLATION EXPECTATIONS?

     Though inflation has leveled off somewhat during the past year, and the slowing economy will probably keep it from rising further, that doesn't mean it's going away. Inflation has picked up recently--the consumer price index
(CPI) rose at a 4% annual rate during the first quarter of 2001 despite a weak economy.

     Our concern is what's behind the recent inflation increase. For much of 1999 and 2000, soaring energy prices were the sole reason that inflation rose from about 2% annually to around 3.5%. During the first quarter of 2001, the energy price surge eased slightly, but rising costs in the housing and service sectors of the economy picked up the slack.

     And energy prices could still be an important factor thanks to the utility problems on the West Coast. Rising utility costs can hit consumers twice as hard--they see their monthly utility bills increase, and retail prices also go up as businesses pass on their own higher utility costs to customers.

     Given all of that, we expect inflation to be over 3% in 2001.

IS THAT GOOD NEWS FOR INFLATION-INDEXED BONDS?

     We think so. For the most part, the nominal Treasury bond market is still pricing in an inflation rate of just over 2%. Since TIIS will provide better performance if inflation is higher than that, we like the outlook for these securities.

     TIIS should benefit from increasing investor participation in the inflation-indexed securities market. In the past year, a couple of new mutual funds devoted to inflation-indexed bonds opened, and other institutional investors have been more active in the market. We view this as a positive sign for TIIS.

WHAT ARE YOUR PLANS FOR INFLATION-ADJUSTED TREASURY IN THE COMING MONTHS?

     We like the fund's current positioning, with a slight overweight in '07 and '29 bonds. We'll also continue to keep an eye out for inflation-indexed agency bonds and add them whenever we can do so at attractive levels.

[left margin]

"SIX MONTHS AGO, THE INFLATION-INDEXED TVA BOND MADE UP ABOUT 19% OF FUND ASSETS, BUT THE ADDITION OF MORE TIIS REDUCED THAT PORTION TO ABOUT 9%."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                             AS OF MARCH 31, 2001
U.S. TREASURY SECURITIES              88%
U.S. GOVERNMENT AGENCY
   SECURITIES                         12%

                           AS OF SEPTEMBER 30, 2000
U.S. TREASURY SECURITIES              79%
U.S. GOVERNMENT AGENCY
   SECURITIES                         21%

Investment terms are defined in the Glossary on pages 19-20.


6      1-800-345-2021


Inflation-Adjusted Treasury--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 88.3%
              $16,981,965  U.S. Treasury Inflation Indexed
                              Bonds, 3.875%, 4/15/29                 $18,128,266
                9,540,755  U.S. Treasury Inflation Indexed
                              Notes, 3.625%, 7/15/02                   9,728,593
                4,418,920  U.S. Treasury Inflation Indexed
                              Notes, 3.375%, 1/15/07                   4,467,254
                7,556,130  U.S. Treasury Inflation Indexed
                              Notes, 3.875%, 1/15/09                   7,858,383
                9,695,782  U.S. Treasury Inflation Indexed
                              Notes, 4.25%, 1/15/10                   10,389,642
                                                                     -----------
TOTAL U.S. TREASURY SECURITIES                                        50,572,138
                                                                     -----------
   (Cost $49,016,017)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 11.7%
             $  1,300,000  FHLB Discount Notes, 5.13%,
                              4/2/01(1)                              $ 1,300,000
                5,468,414  TVA Inflation Indexed Notes,
                              3.375%, 1/15/07                          5,385,125
                                                                     -----------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                      6,685,125
                                                                     -----------
   (Cost $6,537,373)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $57,257,263
                                                                     ===========
   (Cost $55,553,390)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

TVA = Tennessee Valley Authority

(1)  Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements                 www.americancentury.com      7


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MARCH 31, 2001

ASSETS
Investment securities, at value (identified
  cost of $55,553,390) (Note 3) .............................      $ 57,257,263
Cash ........................................................           407,086
Interest receivable .........................................           563,199
Receivable for capital shares sold ..........................           461,570
                                                                   ------------
                                                                     58,689,118
                                                                   ------------

LIABILITIES
Accrued management fees (Note 2) ............................            21,487
Distribution fees payable (Note 2) ..........................               215
Service fees payable (Note 2) ...............................               215
Dividends payable ...........................................            11,205
Payable for trustees' fees and expenses .....................                77
Accrued expenses and other liabilities ......................                28
                                                                   ------------
                                                                         33,227
                                                                   ------------
Net Assets ..................................................      $ 58,655,891
                                                                   ============

NET ASSETS CONSIST OF:
Capital paid in .............................................      $ 57,126,377
Accumulated net realized loss
  on investment transactions ................................          (174,359)
Net unrealized appreciation
  on investments (Note 3) ...................................         1,703,873
                                                                   ------------
                                                                   $ 58,655,891
                                                                   ============

Investor Class
Net assets ..................................................      $ 57,577,123
Shares outstanding ..........................................         5,830,941
Net asset value per share ...................................      $       9.87

Advisor Class
Net assets ..................................................      $  1,078,768
Shares outstanding ..........................................           109,249
Net asset value per share ...................................      $       9.87


8      1-800-345-2021                          See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MARCH 31, 2001

INVESTMENT INCOME
Income:
Interest ........................................................     $2,181,884
                                                                      ----------

Expenses (Note 2):
Management fees .................................................        151,262
Distribution fees -- Advisor Class ..............................          1,189
Service fees -- Advisor Class ...................................          1,189
Trustees' fees and expenses .....................................            898
                                                                      ----------
                                                                         154,538
                                                                      ----------

Net investment income ...........................................      2,027,346
                                                                      ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ................................         16,760
Change in net unrealized
  appreciation on investments ...................................      1,757,879
                                                                      ----------

Net realized and unrealized
  gain on investments ...........................................      1,774,639
                                                                      ----------

Net Increase in Net Assets
  Resulting from Operations .....................................     $3,801,985
                                                                      ==========


See Notes to Financial Statements                 www.americancentury.com      9


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MARCH 31, 2001 AND MARCH 31, 2000

Increase in Net Assets                                 2001            2000

OPERATIONS
Net investment income ..........................   $  2,027,346    $    885,152
Net realized gain (loss) on investments ........         16,760        (120,522)
Change in net unrealized
  appreciation on investments ..................      1,757,879         109,626
                                                   ------------    ------------
Net increase in net assets
  resulting from operations ....................      3,801,985         874,256
                                                   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ...............................     (1,997,328)       (881,060)
  Advisor Class ................................        (30,018)         (4,092)
                                                   ------------    ------------
Decrease in net assets from distributions ......     (2,027,346)       (885,152)
                                                   ------------    ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets
  from capital share transactions ..............     38,093,829       9,807,658
                                                   ------------    ------------
Net increase in net assets .....................     39,868,468       9,796,762

NET ASSETS
Beginning of period ............................     18,787,423       8,990,661
                                                   ------------    ------------
End of period ..................................   $ 58,655,891    $ 18,787,423
                                                   ============    ============


10      1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Government Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Inflation-Adjusted Treasury Fund (the fund) is one of the eight funds issued by the trust. The fund is diversified under the 1940 Act. The fund's investment objective is to provide a total return consistent with investment in U.S. Treasury inflation-adjusted securities. The fund may also invest in U.S. Treasury securities which are not indexed to inflation for liquidity and total return, or if at any time the manager believes there is an inadequate supply of appropriate Treasury inflation-adjusted securities in which to invest. The following accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment advisor, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the fund's custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At March 31, 2001, accumulated net realized capital loss carryovers for federal income tax purposes of $137,676 (expiring in 2007 through 2008) may be used to offset future taxable gains.


                                                 www.americancentury.com      11


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 2001

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category fee range from 0.1625% to 0.2800% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended March 31, 2001, the effective annual Investor Class management fee was 0.51%.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the fund will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the year ended March 31, 2001 were $2,378.

    The fund has a bank line of credit agreement with J.P. Morgan Chase & Co. J.P. Morgan Chase & Co. is an equity investor in American Century Companies, Inc. See Note 5 for information on the bank line of credit.

    Certain officers and Trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of U.S. Treasury and Agency obligations, excluding short-term investments, totaled $46,065,409 and $11,508,398, respectively.

    As of March 31, 2001, accumulated net unrealized appreciation was $1,667,189, based on the aggregate cost of investments for federal income tax purposes of $55,590,074. Accumulated net unrealized appreciation consisted of unrealized appreciation of $1,668,310 and unrealized depreciation of $1,121.


12      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 2001

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                                      SHARES           AMOUNT
INVESTOR CLASS
Year ended March 31, 2001
Sold ...........................................      4,846,816    $ 46,638,712
Issued in reinvestment of distributions ........        193,838       1,855,782
Redeemed .......................................     (1,187,277)    (11,270,003)
                                                   ------------    ------------
Net increase ...................................      3,853,377    $ 37,224,491
                                                   ============    ============

Year ended March 31, 2000
Sold ...........................................      2,322,695    $ 21,670,799
Issued in reinvestment of distributions ........         83,545         779,006
Redeemed .......................................     (1,376,192)    (12,806,248)
                                                   ------------    ------------
Net increase ...................................      1,030,048    $  9,643,557
                                                   ============    ============

ADVISOR CLASS
Year ended March 31, 2001
Sold ...........................................        100,111    $    961,021
Issued in reinvestment of distributions ........          3,076          29,559
Redeemed .......................................        (12,807)       (121,242)
                                                   ------------    ------------
Net increase ...................................         90,380    $    869,338
                                                   ============    ============

Year ended March 31, 2000
Sold ...........................................         22,770    $    215,525
Issued in reinvestment of distributions ........            429           3,981
Redeemed .......................................         (5,410)        (55,405)
                                                   ------------    ------------
Net increase ...................................         17,789    $    164,101
                                                   ============    ============

--------------------------------------------------------------------------------
5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended March 31, 2001.


                                                 www.americancentury.com      13


Inflation-Adjusted Treasury--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                               Investor Class
                                           2001         2000         1999         1998         1997(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $     9.41   $     9.48   $     9.63   $     9.74   $    10.00
                                       ----------   ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income ..............       0.67         0.58         0.47         0.44         0.06
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .......................       0.46        (0.07)       (0.15)       (0.11)       (0.26)
                                       ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations ...       1.13         0.51         0.32         0.33        (0.20)
                                       ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income .........      (0.67)       (0.58)       (0.47)       (0.44)       (0.06)
                                       ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period ....... $     9.87   $     9.41   $     9.48   $     9.63   $     9.74
                                       ==========   ==========   ==========   ==========   ==========
  Total Return(2) ....................      12.62%        5.52%        3.37%        3.45%       (1.98)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............       0.51%        0.51%        0.49%        0.50%        0.50%(3)
Ratio of Net Investment Income
  to Average Net Assets ..............       6.75%        6.06%        4.84%        4.45%        5.03%(3)
Portfolio Turnover Rate ..............         39%          52%         127%          69%           0%
Net Assets, End of Period
  (in thousands) ..................... $   57,577   $   18,610   $    8,980   $    5,279   $    2,277

(1) February 10, 1997 (inception) through March 31, 1997.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.


14      1-800-345-2021                        See Notes to Financial Statements


Inflation-Adjusted Treasury--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                        Advisor Class
                                                2001        2000       1999(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ....................  $    9.41   $    9.48  $    9.64
                                            ---------   ---------  ---------
Income From Investment Operations
  Net Investment Income ..................       0.65        0.56       0.34
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ......       0.46       (0.07)     (0.16)
                                            ---------   ---------  ---------
  Total From Investment Operations .......       1.11        0.49       0.18
                                            ---------   ---------  ---------
Distributions
  From Net Investment Income .............      (0.65)      (0.56)     (0.34)
                                            ---------   ---------  ---------
Net Asset Value, End of Period ...........  $    9.87   $    9.41  $    9.48
                                            =========   =========  =========
  Total Return(2) ........................      12.35%       5.26%      1.94%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................       0.76%       0.76%      0.74%(3)
Ratio of Net Investment Income
  to Average Net Assets ..................       6.50%       5.81%      4.56%(3)
Portfolio Turnover Rate ..................         39%         52%       127%(4)
Net Assets, End of Period
  (in thousands) .........................  $   1,079   $     178  $      10

(1) June 15, 1998 (commencement of sale) through March 31, 1999.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 1999.


See Notes to Financial Statements               www.americancentury.com      15


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Government Income Trust and Shareholders of the Inflation-Adjusted Treasury Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation-Adjusted Treasury Fund (one of the eight funds in the American Century Government Income Trust hereafter referred to as the "Fund") at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the period ended March 31, 1997 were audited by other auditors, whose report dated May 2, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
May 9, 2001


16      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      17


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     INFLATION-ADJUSTED TREASURY seeks to provide a total return and inflation protection consistent with an investment in inflation-indexed securities issued by the U.S. Treasury. The fund has no average maturity limitations. Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The SALOMON U.S. INFLATION-LINKED INDEX is an index of inflation-linked U.S. Treasury securities.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Manager
       DAVE SCHROEDER


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 14-15.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The fund's net investment income includes both interest and the principal adjustment on inflation-indexed securities. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

*   COUPON -- the stated interest rate of a security.

SECURITY TYPES

* U.S. TREASURY INFLATION-INDEXED SECURITIES (TIIS) -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.

* U.S. GOVERNMENT AGENCY INFLATION-INDEXED SECURITIES -- similar to the Treasury securities, but issued by U.S. government agencies such as the Tennessee Valley Authority.


                                                 www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


20      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0105                                 American Century Investment Services, Inc.
SH-ANN-25404                      (c)2001 American Century Services Corporation